                                                                      Exhibit 99

                            Global Structured Finance

                             BoAALT 2005-02 Group 1
                             30YR Conforming 5.50 PT
                            Collateral Summary Report

                               Feb 22, 2005 16:07
--------------------------------------------------------------------------------

Selection Criteria: GROUP eq 1
Table of Contents

 1. General Pool Characteristics
 2. Original Balance
 3. Cut-Off Balance
 4. Index
 5. Product Type
 6. Coupon
 7. Credit Score
 8. Lien Position
 9. Loan Purpose
10. Property Type
11. Appraisal Method
12. Documentation
13. Occupancy Status
14. PMI Providers
15. State
16. California
17. Zip Code
18. Delinquency*
19. Times 30 Days DLQ
20. Convertible Flag
21. Buydown Agreement
22. Original Term
23. Cut-Off Remaining Term
24. Cutoff Loan Age
25. OLTV
26. Cut-Off LTV

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $183,274,132.27
Loan Count: 1,219
Cut-off Date: 2005-02-01
Avg. Loan Balance: $150,347.93
Avg. Orig. Balance: $150,450.09
W.A. FICO*: 733
W.A. Orig. LTV: 72.63%
W.A. Cut-Off LTV: 72.59%
W.A. Gross Coupon: 6.0646%
W.A. Net Coupon: 5.8041%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 10.97%
% over 100 COLTV: 1.14%
% with PMI: 10.97%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.68%
W.A. MI Adjusted LTV: 69.97%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.78%
% Conforming: 100.00%

* FICO not available for 2 loans, or 0.2% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------
Original Balance    Percent
---------------------------
<= 50,000             1.50%
---------------------------
50,001 - 150,000     38.52
---------------------------
150,001 - 250,000    31.01
---------------------------
250,001 - 350,000    19.59
---------------------------
350,001 - 450,000     6.64
---------------------------
450,001 - 550,000     2.42
---------------------------
550,001 - 650,000     0.33
---------------------------
Total:              100.00%
---------------------------

Average: $150,450.09
Lowest: $14,280.00
Highest: $597,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
<= 50,000             1.56%
---------------------------
50,001 - 150,000     38.47
---------------------------
150,001 - 250,000    31.01
---------------------------
250,001 - 350,000    19.59
---------------------------
350,001 - 450,000     6.64
---------------------------
450,001 - 550,000     2.42
---------------------------
550,001 - 650,000     0.33
---------------------------
Total:              100.00%
---------------------------

Average: $150,347.93
Lowest: $14,266.77
Highest: $596,405.68

--------------------------------------------------------------------------------

4. Index

---------------
Index   Percent
---------------
FIX     100.00%
---------------
Total:  100.00%
---------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30 YR FIXED     99.26%
----------------------
25 YR FIXED      0.61
----------------------
20 YR FIXED      0.11
----------------------
24 YR FIXED      0.02
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

----------------
Coupon   Percent
----------------
5.375      0.14%
----------------
5.500      0.84
----------------
5.625      1.84
----------------
5.750      8.31
----------------
5.875     19.65
----------------
6.000     20.18
----------------
6.125     14.16
----------------
6.250     21.25
----------------
6.375     13.63
----------------
Total:   100.00%
----------------

W.A.: 6.065
Lowest: 5.375
Highest: 6.375

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.11%
----------------------
750 - 799       32.36
----------------------
700 - 749       42.33
----------------------
650 - 699       18.91
----------------------
600 - 649        2.10
----------------------
N/A              0.19
----------------------
Total:         100.00%
----------------------

W.A.: 733
Lowest: 612
Highest: 832

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               52.37%
-----------------------------
Refinance-Cashout      32.04
-----------------------------
Refinance-Rate/Term    15.59
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              63.21%
-----------------------
Condo             9.79
-----------------------
2-Family          9.18
-----------------------
PUD Detach        7.61
-----------------------
4-Family          3.59
-----------------------
PUD Attach        3.04
-----------------------
3-Family          2.79
-----------------------
Townhouse         0.66
-----------------------
Condotel          0.13
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E                5.19%
--------------------------
2055IE               9.23
--------------------------
2065                 0.04
--------------------------
AVM                 10.43
--------------------------
FULL                75.10
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

------------------------
Documentation    Percent
------------------------
Reduced           37.60%
------------------------
Standard          31.86
------------------------
Stated            26.43
------------------------
No Ratio           3.73
------------------------
Rapid              0.34
------------------------
All Ready Home     0.04
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             49.74%
--------------------------
Investor            47.90
--------------------------
Secondary            2.36
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             89.03%
-----------------------
UGIC              3.18
-----------------------
PMIC              2.24
-----------------------
GEMIC             2.03
-----------------------
RGIC              1.67
-----------------------
RMIC              1.50
-----------------------
TGIC              0.20
-----------------------
MGIC              0.14
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

-----------------------
State           Percent
-----------------------
California       24.03%
-----------------------
Florida          14.91
-----------------------
Texas             5.73
-----------------------
Illinois          4.42
-----------------------
Massachusetts     3.96
-----------------------
Other            46.96
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    40.99%
-----------------------------
Southern California    59.01
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
93950        0.78%
------------------
91950        0.52
------------------
64078        0.45
------------------
37916        0.42
------------------
02169        0.40
------------------
Other       97.43
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.90%
---------------------------
1                     0.10
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
240               0.11%
-----------------------
288               0.02
-----------------------
300               0.61
-----------------------
360              99.26
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.5 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  0.11%
--------------------------------
241 - 288                  0.02
--------------------------------
295 - 300                  0.61
--------------------------------
355 - 360                 99.26
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.9 months
Lowest: 239 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  45.76%
-------------------------
1 - 6              54.24
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

------------------------
OLTV             Percent
------------------------
<= 20.00           0.63%
------------------------
20.01 - 25.00      0.51
------------------------
25.01 - 30.00      0.86
------------------------
30.01 - 35.00      1.12
------------------------
35.01 - 40.00      1.26
------------------------
40.01 - 45.00      1.83
------------------------
45.01 - 50.00      3.76
------------------------
50.01 - 55.00      3.15
------------------------
55.01 - 60.00      4.08
------------------------
60.01 - 65.00      4.43
------------------------
65.01 - 70.00     10.55
------------------------
70.01 - 75.00     10.73
------------------------
75.01 - 80.00     46.13
------------------------
80.01 - 85.00      1.26
------------------------
85.01 - 90.00      6.88
------------------------
90.01 - 95.00      0.19
------------------------
95.01 - 100.00     1.42
------------------------
>= 100.01          1.22
------------------------
Total:           100.00%
------------------------

W.A.: 72.63%
Lowest: 11.61%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

------------------------
Cut-Off LTV      Percent
------------------------
<= 20.00           0.63%
------------------------
20.01 - 25.00      0.51
------------------------
25.01 - 30.00      0.86
------------------------
30.01 - 35.00      1.12
------------------------
35.01 - 40.00      1.26
------------------------
40.01 - 45.00      1.83
------------------------
45.01 - 50.00      3.76
------------------------
50.01 - 55.00      3.15
------------------------
55.01 - 60.00      4.14
------------------------
60.01 - 65.00      4.48
------------------------
65.01 - 70.00     10.45
------------------------
70.01 - 75.00     10.80
------------------------
75.01 - 80.00     46.06
------------------------
80.01 - 85.00      1.26
------------------------
85.01 - 90.00      6.88
------------------------
90.01 - 95.00      0.19
------------------------
95.01 - 100.00     1.50
------------------------
>= 100.01          1.14
------------------------
Total:           100.00%
------------------------

W.A.: 72.59%
Lowest: 11.61%
Highest: 103.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                         Global Structured Finance

                           BoAALT 2005-02 Group 2
                           30YR Conforming 6.0 PT
                         Collateral Summary Report

                             Feb 22, 2005 16:08
--------------------------------------------------------------------------------

Selection Criteria: GROUP eq 2
Table of Contents

 1. General Pool Characteristics
 2. Original Balance
 3. Cut-Off Balance
 4. Index
 5. Product Type
 6. Coupon
 7. Credit Score
 8. Lien Position
 9. Loan Purpose
10. Property Type
11. Appraisal Method
12. Documentation
13. Occupancy Status
14. PMI Providers
15. State
16. California
17. Zip Code
18. Delinquency*
19. Times 30 Days DLQ
20. Convertible Flag
21. Buydown Agreement
22. Original Term
23. Cut-Off Remaining Term
24. Cutoff Loan Age
25. OLTV
26. Cut-Off LTV

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $26,432,565.49
Loan Count: 201
Cut-off Date: 2005-02-01
Avg. Loan Balance: $131,505.30
Avg. Orig. Balance: $131,596.76
W.A. FICO*: 727
W.A. Orig. LTV: 74.08%
W.A. Cut-Off LTV: 74.03%
W.A. Gross Coupon: 6.5939%
W.A. Net Coupon: 6.3334%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 14.34%
% over 100 COLTV: 0.93%
% with PMI: 14.34%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.46%
W.A. MI Adjusted LTV: 70.70%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.30%
% Conforming: 100.00%

* FICO not available for 2 loans, or 2.2% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------
Original Balance    Percent
---------------------------
<= 50,000             4.17%
---------------------------
50,001 - 150,000     37.16
---------------------------
150,001 - 250,000    32.43
---------------------------
250,001 - 350,000    26.23
---------------------------
Total:              100.00%
---------------------------

Average: $131,596.76
Lowest: $23,445.00
Highest: $344,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
<= 50,000             4.17%
---------------------------
50,001 - 150,000     37.16
---------------------------
150,001 - 250,000    32.43
---------------------------
250,001 - 350,000    26.23
---------------------------
Total:              100.00%
---------------------------

Average: $131,505.30
Lowest: $23,423.80
Highest: $343,434.39

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30 YR FIXED     99.81%
----------------------
25 YR FIXED      0.19
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

----------------
Coupon   Percent
----------------
6.500     60.85%
----------------
6.625     24.21
----------------
6.750      4.52
----------------
6.875      5.14
----------------
7.000      2.57
----------------
7.125      1.48
----------------
7.250      0.75
----------------
7.625      0.47
----------------
Total:   100.00%
----------------

W.A.: 6.594
Lowest: 6.500
Highest: 7.625

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        1.94%
----------------------
750 - 799       30.88
----------------------
700 - 749       38.69
----------------------
650 - 699       23.24
----------------------
600 - 649        3.02
----------------------
N/A              2.23
----------------------
Total:         100.00%
----------------------

W.A.: 727
Lowest: 601
Highest: 826

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               55.04%
-----------------------------
Refinance-Cashout      35.15
-----------------------------
Refinance-Rate/Term     9.81
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              57.39%
-----------------------
2-Family         17.34
-----------------------
Condo            10.95
-----------------------
PUD Detach        7.60
-----------------------
3-Family          2.47
-----------------------
PUD Attach        2.39
-----------------------
4-Family          1.60
-----------------------
Condotel          0.26
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E                8.82%
--------------------------
2055IE              12.29
--------------------------
AVM                 10.01
--------------------------
FULL                68.88
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

-----------------------
Documentation   Percent
-----------------------
Stated           37.39%
-----------------------
Standard         29.16
-----------------------
Reduced          27.01
-----------------------
No Ratio          6.44
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor            58.23%
--------------------------
Primary             33.96
--------------------------
Secondary            7.81
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             85.66%
-----------------------
RGIC              4.86
-----------------------
GEMIC             2.93
-----------------------
UGIC              2.81
-----------------------
PMIC              2.81
-----------------------
MGIC              0.59
-----------------------
RMIC              0.32
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
Florida       20.44%
--------------------
California    16.89
--------------------
Virginia       5.95
--------------------
Missouri       4.48
--------------------
New York       4.02
--------------------
Other         48.23
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    55.46%
-----------------------------
Southern California    44.54
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
98033        1.30%
------------------
01702        1.29
------------------
33308        1.26
------------------
11710        1.25
------------------
95758        1.25
------------------
Other       93.65
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
300               0.19%
-----------------------
360              99.81
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.9 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  0.19%
--------------------------------
349 - 354                  0.37
--------------------------------
355 - 360                 99.44
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.3 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  47.33%
-------------------------
1 - 6              52.67
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 6 months

--------------------------------------------------------------------------------

25. OLTV

------------------------
OLTV             Percent
------------------------
<= 20.00           0.24%
------------------------
20.01 - 25.00      0.50
------------------------
25.01 - 30.00      0.53
------------------------
30.01 - 35.00      0.53
------------------------
40.01 - 45.00      0.63
------------------------
45.01 - 50.00      3.64
------------------------
50.01 - 55.00      6.13
------------------------
55.01 - 60.00      2.04
------------------------
60.01 - 65.00      4.74
------------------------
65.01 - 70.00     11.18
------------------------
70.01 - 75.00     14.95
------------------------
75.01 - 80.00     40.19
------------------------
80.01 - 85.00      1.11
------------------------
85.01 - 90.00     11.59
------------------------
90.01 - 95.00      0.75
------------------------
95.01 - 100.00     0.32
------------------------
>= 100.01          0.93
------------------------
Total:           100.00%
------------------------

W.A.: 74.08%
Lowest: 13.47%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

------------------------
Cut-Off LTV      Percent
------------------------
<= 20.00           0.24%
------------------------
20.01 - 25.00      0.50
------------------------
25.01 - 30.00      0.53
------------------------
30.01 - 35.00      0.53
------------------------
40.01 - 45.00      0.63
------------------------
45.01 - 50.00      3.64
------------------------
50.01 - 55.00      6.13
------------------------
55.01 - 60.00      2.04
------------------------
60.01 - 65.00      4.74
------------------------
65.01 - 70.00     11.39
------------------------
70.01 - 75.00     14.74
------------------------
75.01 - 80.00     40.56
------------------------
80.01 - 85.00      0.75
------------------------
85.01 - 90.00     11.59
------------------------
90.01 - 95.00      0.75
------------------------
95.01 - 100.00     0.32
------------------------
>= 100.01          0.93
------------------------
Total:           100.00%
------------------------

W.A.: 74.03%
Lowest: 13.46%
Highest: 103.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2005-02 Group 3
                                15YR Fixed 5.0 PT
                            Collateral Summary Report

                               Feb 22, 2005 16:08
--------------------------------------------------------------------------------

Selection Criteria: GROUP eq 3
Table of Contents

 1. General Pool Characteristics
 2. Original Balance
 3. Cut-Off Balance
 4. Index
 5. Product Type
 6. Coupon
 7. Credit Score
 8. Lien Position
 9. Loan Purpose
10. Property Type
11. Appraisal Method
12. Documentation
13. Occupancy Status
14. PMI Providers
15. State
16. California
17. Zip Code
18. Delinquency*
19. Times 30 Days DLQ
20. Convertible Flag
21. Buydown Agreement
22. Original Term
23. Cut-Off Remaining Term
24. Cutoff Loan Age
25. OLTV
26. Cut-Off LTV

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $27,406,900.51
Loan Count: 144
Cut-off Date: 2005-02-01
Avg. Loan Balance: $190,325.70
Avg. Orig. Balance: $190,810.25
W.A. FICO*: 735
W.A. Orig. LTV: 63.57%
W.A. Cut-Off LTV: 63.41%
W.A. Gross Coupon: 5.3399%
W.A. Net Coupon: 5.0794%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 3.83%
% over 100 COLTV: 0.00%
% with PMI: 3.83%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 10.60%
W.A. MI Adjusted LTV: 63.06%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.65%
% Conforming: 61.27%

* FICO not available for 1 loans, or 0.3% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
<= 50,000               1.91%
-----------------------------
50,001 - 150,000       29.36
-----------------------------
150,001 - 250,000      15.66
-----------------------------
250,001 - 350,000      11.62
-----------------------------
350,001 - 450,000       2.73
-----------------------------
450,001 - 550,000       5.19
-----------------------------
550,001 - 650,000       2.19
-----------------------------
650,001 - 750,000       2.48
-----------------------------
750,001 - 850,000      11.27
-----------------------------
850,001 - 950,000       6.67
-----------------------------
950,001 - 1,050,000    10.93
-----------------------------
Total:                100.00%
-----------------------------

Average: $190,810.25
Lowest: $20,560.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
<= 50,000               1.91%
-----------------------------
50,001 - 150,000       29.36
-----------------------------
150,001 - 250,000      15.66
-----------------------------
250,001 - 350,000      11.62
-----------------------------
350,001 - 450,000       2.73
-----------------------------
450,001 - 550,000       5.19
-----------------------------
550,001 - 650,000       2.19
-----------------------------
650,001 - 750,000       2.48
-----------------------------
750,001 - 850,000      11.27
-----------------------------
850,001 - 950,000       6.67
-----------------------------
950,001 - 1,050,000    10.93
-----------------------------
Total:                100.00%
-----------------------------

Average: $190,325.70
Lowest: $20,560.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR FIXED     99.81%
----------------------
13 YR FIXED      0.19
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

----------------
Coupon   Percent
----------------
4.375      0.96%
----------------
4.750      0.95
----------------
4.875      1.46
----------------
5.000      7.52
----------------
5.125      6.24
----------------
5.250     16.58
----------------
5.375     24.38
----------------
5.500     41.90
----------------
Total:   100.00%
----------------

W.A.: 5.340
Lowest: 4.375
Highest: 5.500

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        5.81%
----------------------
750 - 799       29.05
----------------------
700 - 749       45.83
----------------------
650 - 699       17.40
----------------------
600 - 649        1.61
----------------------
N/A              0.30
----------------------
Total:         100.00%
----------------------

W.A.: 735
Lowest: 630
Highest: 822

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Cashout      45.74%
-----------------------------
Refinance-Rate/Term    35.53
-----------------------------
Purchase               18.73
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              67.64%
-----------------------
PUD Detach       15.57
-----------------------
PUD Attach        5.54
-----------------------
4-Family          4.82
-----------------------
2-Family          3.87
-----------------------
Condo             1.56
-----------------------
3-Family          0.98
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E               10.12%
--------------------------
2055IE               7.64
--------------------------
2065                 0.48
--------------------------
AVM                 11.91
--------------------------
FULL                69.85
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

-----------------------
Documentation   Percent
-----------------------
Stated           36.15%
-----------------------
Standard         35.00
-----------------------
Reduced          23.15
-----------------------
Rapid             3.45
-----------------------
No Ratio          2.25
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             51.62%
--------------------------
Investor            41.93
--------------------------
Secondary            6.44
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             96.17%
-----------------------
UGIC              1.48
-----------------------
RGIC              1.02
-----------------------
PMIC              0.63
-----------------------
GEMIC             0.39
-----------------------
RMIC              0.30
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

------------------------
State            Percent
------------------------
California        32.45%
------------------------
Florida           11.11
------------------------
Texas              7.61
------------------------
North Carolina     7.57
------------------------
Arizona            5.22
------------------------
Other             36.04
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    41.57%
-----------------------------
Southern California    58.43
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
34212        3.65%
------------------
84060        3.65
------------------
33040        3.64
------------------
92886        3.45
------------------
29302        3.22
------------------
Other       82.40
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
156               0.19%
-----------------------
180              99.81
-----------------------
Total:          100.00%
-----------------------

W.A.: 180.0 months
Lowest: 156 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
121 - 168                  0.19%
--------------------------------
175 - 180                 99.81
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 179.3 months
Lowest: 155 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  36.49%
-------------------------
1 - 6              63.51
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

25. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.36%
-----------------------
20.01 - 25.00     1.81
-----------------------
25.01 - 30.00     1.88
-----------------------
30.01 - 35.00     2.63
-----------------------
35.01 - 40.00     2.28
-----------------------
40.01 - 45.00     3.04
-----------------------
45.01 - 50.00     7.89
-----------------------
50.01 - 55.00    10.19
-----------------------
55.01 - 60.00     5.11
-----------------------
60.01 - 65.00     8.93
-----------------------
65.01 - 70.00    15.36
-----------------------
70.01 - 75.00    17.26
-----------------------
75.01 - 80.00    19.44
-----------------------
80.01 - 85.00     1.43
-----------------------
85.01 - 90.00     2.01
-----------------------
90.01 - 95.00     0.39
-----------------------
Total:          100.00%
-----------------------

W.A.: 63.57%
Lowest: 18.39%
Highest: 94.49%

--------------------------------------------------------------------------------

26. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.36%
-----------------------
20.01 - 25.00     1.81
-----------------------
25.01 - 30.00     1.88
-----------------------
30.01 - 35.00     2.63
-----------------------
35.01 - 40.00     2.28
-----------------------
40.01 - 45.00     3.04
-----------------------
45.01 - 50.00     7.89
-----------------------
50.01 - 55.00    10.19
-----------------------
55.01 - 60.00     5.11
-----------------------
60.01 - 65.00     8.93
-----------------------
65.01 - 70.00    15.36
-----------------------
70.01 - 75.00    17.26
-----------------------
75.01 - 80.00    19.44
-----------------------
80.01 - 85.00     1.74
-----------------------
85.01 - 90.00     1.69
-----------------------
90.01 - 95.00     0.39
-----------------------
Total:          100.00%
-----------------------

W.A.: 63.41%
Lowest: 18.32%
Highest: 94.14%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2005-02 Group 4
                               15YR Fixed 5.50 PT
                            Collateral Summary Report

                               Feb 22, 2005 16:09
--------------------------------------------------------------------------------

Selection Criteria: GROUP eq 4
Table of Contents

 1. General Pool Characteristics
 2. Original Balance
 3. Cut-Off Balance
 4. Index
 5. Product Type
 6. Coupon
 7. Credit Score
 8. Lien Position
 9. Loan Purpose
10. Property Type
11. Appraisal Method
12. Documentation
13. Occupancy Status
14. PMI Providers
15. State
16. California
17. Zip Code
18. Delinquency*
19. Times 30 Days DLQ
20. Convertible Flag
21. Buydown Agreement
22. Original Term
23. Cut-Off Remaining Term
24. Cutoff Loan Age
25. OLTV
26. Cut-Off LTV

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $29,603,242.15
Loan Count: 260
Cut-off Date: 2005-02-01
Avg. Loan Balance: $113,858.62
Avg. Orig. Balance: $114,118.68
W.A. FICO*: 741
W.A. Orig. LTV: 58.95%
W.A. Cut-Off LTV: 58.81%
W.A. Gross Coupon: 5.8052%
W.A. Net Coupon: 5.5447%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 4.29%
% over 100 COLTV: 0.00%
% with PMI: 4.29%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 11.41%
W.A. MI Adjusted LTV: 58.37%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.90%
% Conforming: 87.78%

* FICO not available for 1 loans, or 1.3% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------
Original Balance    Percent
---------------------------
<= 50,000             6.92%
---------------------------
50,001 - 150,000     47.93
---------------------------
150,001 - 250,000    21.69
---------------------------
250,001 - 350,000    10.03
---------------------------
350,001 - 450,000     8.18
---------------------------
650,001 - 750,000     2.35
---------------------------
850,001 - 950,000     2.90
---------------------------
Total:              100.00%
---------------------------

Average: $114,118.68
Lowest: $20,400.00
Highest: $862,500.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
<= 50,000             6.92%
---------------------------
50,001 - 150,000     47.93
---------------------------
150,001 - 250,000    21.69
---------------------------
250,001 - 350,000    10.03
---------------------------
350,001 - 450,000     8.18
---------------------------
650,001 - 750,000     2.35
---------------------------
850,001 - 950,000     2.90
---------------------------
Total:              100.00%
---------------------------

Average: $113,858.62
Lowest: $20,400.00
Highest: $859,438.28

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR FIXED    100.00%
----------------------
Total:         100.00%
----------------------

6. Coupon

----------------
Coupon   Percent
----------------
5.625     25.11%
----------------
5.750     32.94
----------------
5.875     29.40
----------------
6.000      3.82
----------------
6.125      3.28
----------------
6.250      5.21
----------------
6.375      0.09
----------------
6.625      0.17
----------------
Total:   100.00%
----------------

W.A.: 5.805
Lowest: 5.625
Highest: 6.625

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        6.91%
----------------------
750 - 799       37.96
----------------------
700 - 749       38.25
----------------------
650 - 699       12.73
----------------------
600 - 649        2.85
----------------------
N/A              1.29
----------------------
Total:         100.00%
----------------------

W.A.: 741
Lowest: 611
Highest: 827

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Cashout      50.09%
-----------------------------
Refinance-Rate/Term    25.38
-----------------------------
Purchase               24.53
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              63.42%
-----------------------
2-Family         12.20
-----------------------
Condo             7.48
-----------------------
PUD Detach        5.63
-----------------------
3-Family          4.53
-----------------------
4-Family          3.68
-----------------------
Condotel          1.34
-----------------------
Townhouse         1.27
-----------------------
PUD Attach        0.45
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E               10.64%
--------------------------
2055IE              13.47
--------------------------
AVM                 21.00
--------------------------
FULL                54.89
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

------------------------
Documentation    Percent
------------------------
Reduced           45.42%
------------------------
Standard          27.48
------------------------
Stated            23.03
------------------------
No Ratio           3.09
------------------------
Rapid              0.84
------------------------
All Ready Home     0.14
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor            74.21%
--------------------------
Primary             18.39
--------------------------
Secondary            7.40
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             95.71%
-----------------------
GEMIC             1.62
-----------------------
UGIC              0.97
-----------------------
RMIC              0.74
-----------------------
RGIC              0.66
-----------------------
PMIC              0.29
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

------------------------
State            Percent
------------------------
California        32.86%
------------------------
Florida           13.90
------------------------
Texas              6.89
------------------------
Colorado           4.04
------------------------
North Carolina     3.52
------------------------
Other             38.78
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    26.53%
-----------------------------
Southern California    73.47
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
81230        2.90%
------------------
34135        2.35
------------------
91754        1.51
------------------
90220        1.47
------------------
92679        1.35
------------------
Other       90.41
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
180             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 180.0 months
Lowest: 180 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
175 - 180                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 179.5 months
Lowest: 177 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  53.04%
-------------------------
1 - 6              46.96
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

25. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          2.69%
-----------------------
20.01 - 25.00     3.80
-----------------------
25.01 - 30.00     4.93
-----------------------
30.01 - 35.00     4.58
-----------------------
35.01 - 40.00     5.00
-----------------------
40.01 - 45.00     5.68
-----------------------
45.01 - 50.00     5.70
-----------------------
50.01 - 55.00     5.57
-----------------------
55.01 - 60.00     6.72
-----------------------
60.01 - 65.00     5.35
-----------------------
65.01 - 70.00    16.78
-----------------------
70.01 - 75.00    13.63
-----------------------
75.01 - 80.00    15.27
-----------------------
80.01 - 85.00     0.42
-----------------------
85.01 - 90.00     3.87
-----------------------
Total:          100.00%
-----------------------

W.A.: 58.95%
Lowest: 11.50%
Highest: 90.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          2.69%
-----------------------
20.01 - 25.00     3.80
-----------------------
25.01 - 30.00     5.05
-----------------------
30.01 - 35.00     4.46
-----------------------
35.01 - 40.00     5.00
-----------------------
40.01 - 45.00     6.15
-----------------------
45.01 - 50.00     5.23
-----------------------
50.01 - 55.00     5.57
-----------------------
55.01 - 60.00     6.72
-----------------------
60.01 - 65.00     5.64
-----------------------
65.01 - 70.00    17.07
-----------------------
70.01 - 75.00    13.04
-----------------------
75.01 - 80.00    15.27
-----------------------
80.01 - 85.00     0.42
-----------------------
85.01 - 90.00     3.87
-----------------------
Total:          100.00%
-----------------------

W.A.: 58.81%
Lowest: 11.46%
Highest: 90.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2005-02 Group 1
                             30YR Conforming 5.50 PT

                                  1,219 records
                              Balance: 183,274,132
                               Feb 22, 2005 16:10
--------------------------------------------------------------------------------

Selection Criteria: GROUP eq 1
Table of Contents

 1. Original Balance
 2. Gross Coupon
 3. Credit Score
 4. Index
 5. Loan Purpose
 6. Property Type
 7. Occupancy Status
 8. Geographic Distribution
 9. County Distribution
10. Original LTV
11. Original Term

--------------------------------------------------------------------------------

1. Original Balance

------------------------------------------------------------------------------------------------------------
                                  Number      Aggregate       Percent      Average
                                    of         Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Original Balance                   Loans       Balance       Balance       Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------------------
<= 50,000                             67    $  2,752,730        1.50%      $ 41,107   6.168%    622     728
------------------------------------------------------------------------------------------------------------
50,001 - 150,000                     695      70,599,086       38.52        101,643   6.087     629     732
------------------------------------------------------------------------------------------------------------
150,001 - 250,000                    294      56,824,604       31.01        193,428   6.060     612     733
------------------------------------------------------------------------------------------------------------
250,001 - 350,000                    121      35,899,813       19.59        296,863   6.025     635     730
------------------------------------------------------------------------------------------------------------
350,001 - 450,000                     32      12,168,872        6.64        380,612   6.042     675     746
------------------------------------------------------------------------------------------------------------
450,001 - 550,000                      9       4,432,621        2.42        493,061   6.086     716     752
------------------------------------------------------------------------------------------------------------
550,001 - 650,000                      1         596,406        0.33        597,000   6.000     686     686
------------------------------------------------------------------------------------------------------------
Total:                             1,219    $183,274,132      100.00%      $150,450   6.065%    612     733
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Original Balance                 Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
<= 50,000                         832      13.24%     74.34%    103.00%      358        1
------------------------------------------------------------------------------------------
50,001 - 150,000                  823      11.61      74.27     103.00       359        1
------------------------------------------------------------------------------------------
150,001 - 250,000                 817      17.71      72.94     103.00       359        1
------------------------------------------------------------------------------------------
250,001 - 350,000                 813      23.62      72.06     103.00       359        1
------------------------------------------------------------------------------------------
350,001 - 450,000                 813      37.57      64.77      80.00       359        1
------------------------------------------------------------------------------------------
450,001 - 550,000                 788      46.45      68.76      90.00       359        1
------------------------------------------------------------------------------------------
550,001 - 650,000                 686      65.60      65.60      65.60       359        1
------------------------------------------------------------------------------------------
Total:                            832      11.61%     72.63%    103.00%      359        1
------------------------------------------------------------------------------------------

Average: $150,450.09
Lowest: $14,280.00
Highest: $597,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

------------------------------------------------------------------------------------------------------------
                                  Number      Aggregate       Percent      Average
                                    of         Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Gross Coupon                       Loans       Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------------------
5.251 - 5.375                          1    $    258,000        0.14%      $258,000   5.375%    697     697
------------------------------------------------------------------------------------------------------------
5.376 - 5.500                          8       1,537,213        0.84        192,224   5.500     663     746
------------------------------------------------------------------------------------------------------------
5.501 - 5.625                         20       3,372,319        1.84        168,727   5.625     664     738
------------------------------------------------------------------------------------------------------------
5.626 - 5.750                         81      15,226,423        8.31        188,119   5.750     637     740
------------------------------------------------------------------------------------------------------------
5.751 - 5.875                        230      36,004,427       19.65        156,707   5.875     642     734
------------------------------------------------------------------------------------------------------------
5.876 - 6.000                        237      36,989,240       20.18        156,159   6.000     624     735
------------------------------------------------------------------------------------------------------------
6.001 - 6.125                        176      25,956,087       14.16        147,571   6.125     622     733
------------------------------------------------------------------------------------------------------------
6.126 - 6.250                        278      38,949,992       21.25        140,176   6.250     633     730
------------------------------------------------------------------------------------------------------------
6.251 - 6.375                        188      24,980,431       13.63        132,964   6.375     612     731
------------------------------------------------------------------------------------------------------------
Total:                             1,219    $183,274,132      100.00%      $150,450   6.065%    612     733
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Gross Coupon                     Score      LTV        LTV       LTV      Maturity     Age
------------------------------------------------------------------------------------------
5.251 - 5.375                     697      73.71%    73.71%      73.71%      360        0
------------------------------------------------------------------------------------------
5.376 - 5.500                     823      61.87     69.53       80.00       360        0
------------------------------------------------------------------------------------------
5.501 - 5.625                     792      18.43     69.25       96.22       360        0
------------------------------------------------------------------------------------------
5.626 - 5.750                     817      18.33     70.23      103.00       358        1
------------------------------------------------------------------------------------------
5.751 - 5.875                     817      15.79     73.50      103.00       359        1
------------------------------------------------------------------------------------------
5.876 - 6.000                     820      11.61     73.33      103.00       358        1
------------------------------------------------------------------------------------------
6.001 - 6.125                     822      17.71     73.21      103.00       359        1
------------------------------------------------------------------------------------------
6.126 - 6.250                     817      13.24     72.40      103.00       359        1
------------------------------------------------------------------------------------------
6.251 - 6.375                     832      19.99     72.21      102.31       359        1
------------------------------------------------------------------------------------------
Total:                            832      11.61%    72.63%     103.00%      359        1
------------------------------------------------------------------------------------------

W.A.: 6.065%
Lowest: 5.375%
Highest: 6.375%

--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------------------------------
                                  Number      Aggregate       Percent      Average
                                    of         Current       of Loans     Original     W.A.     Min.    W.A.
                                 Mortgage     Principal    by Principal   Principal   Gross     FICO    FICO
Credit Score                       Loans       Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------------------
825 - 849                              1    $     44,958        0.02%      $ 45,000   6.375%    832     832
------------------------------------------------------------------------------------------------------------
800 - 824                             51       7,484,542        4.08        146,845   6.053     801     809
------------------------------------------------------------------------------------------------------------
775 - 799                            157      24,145,181       13.17        153,984   6.025     775     786
------------------------------------------------------------------------------------------------------------
750 - 774                            230      35,157,830       19.18        152,939   6.079     750     761
------------------------------------------------------------------------------------------------------------
725 - 749                            250      37,672,294       20.56        150,781   6.052     725     737
------------------------------------------------------------------------------------------------------------
700 - 724                            267      39,908,493       21.78        149,562   6.077     700     713
------------------------------------------------------------------------------------------------------------
675 - 699                            165      25,765,384       14.06        156,251   6.071     675     688
------------------------------------------------------------------------------------------------------------
650 - 674                             65       8,893,195        4.85        136,884   6.075     651     662
------------------------------------------------------------------------------------------------------------
625 - 649                             27       3,286,827        1.79        121,850   6.106     629     639
------------------------------------------------------------------------------------------------------------
600 - 624                              4         566,837        0.31        141,750   6.238     612     619
------------------------------------------------------------------------------------------------------------
N/A                                    2         348,591        0.19        174,425   6.095       0       0
------------------------------------------------------------------------------------------------------------
Total:                             1,219    $183,274,132      100.00%      $150,450   6.065%    612     733
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Credit Score                     Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
825 - 849                         832      90.00%    90.00%      90.00%      359        1
------------------------------------------------------------------------------------------
800 - 824                         823      14.36     68.21      103.00       359        1
------------------------------------------------------------------------------------------
775 - 799                         799      15.79     69.84      103.00       358        1
------------------------------------------------------------------------------------------
750 - 774                         774      16.45     72.84      103.00       359        1
------------------------------------------------------------------------------------------
725 - 749                         749      11.61     73.87      103.00       359        1
------------------------------------------------------------------------------------------
700 - 724                         724      13.24     73.86      103.00       359        1
------------------------------------------------------------------------------------------
675 - 699                         699      21.43     73.05       97.00       358        1
------------------------------------------------------------------------------------------
650 - 674                         674      28.20     72.66       97.00       359        0
------------------------------------------------------------------------------------------
625 - 649                         649      41.13     67.15       90.00       359        1
------------------------------------------------------------------------------------------
600 - 624                         624      68.41     79.03       89.80       360        0
------------------------------------------------------------------------------------------
N/A                                 0      70.00     73.82       75.00       359        1
------------------------------------------------------------------------------------------
Total:                            832      11.61%    72.63%     103.00%      359        1
------------------------------------------------------------------------------------------

W.A.: 733
Lowest: 612
Highest: 832

--------------------------------------------------------------------------------

4. Index

--------------------------------------------------------------------------------------------------------------
                                  Number      Aggregate       Percent      Average
                                    of         Current       of Loans      Original     W.A.     Min.     W.A.
                                 Mortgage     Principal    by Principal   Principal    Gross     FICO     FICO
Index                              Loans       Balance        Balance       Balance   Coupon     Score   Score
--------------------------------------------------------------------------------------------------------------
FIX                                1,219    $183,274,132      100.00%      $150,450   6.065%      612     733
--------------------------------------------------------------------------------------------------------------
Total:                             1,219    $183,274,132      100.00%      $150,450   6.065%      612     733
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Index                            Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
FIX                               832      11.61%     72.63%    103.00%      359        1
------------------------------------------------------------------------------------------
Total:                            832      11.61%     72.63%    103.00%      359        1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------------------
                                  Number      Aggregate      Percent       Average
                                    of         Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage     Principal    by Principal   Principal   Gross     FICO    FICO
Loan Purpose                      Loans        Balance       Balance       Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------------------
Purchase                             702    $ 95,985,663       52.37%     $136,815    6.060%    620     739
------------------------------------------------------------------------------------------------------------
Refinance-Cashout                    335      58,714,992       32.04       175,408    6.070     612     729
------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term                  182      28,573,477       15.59       157,104    6.068     624     723
------------------------------------------------------------------------------------------------------------
Total:                             1,219    $183,274,132      100.00%     $150,450    6.065%    612     733
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                            W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Loan Purpose                     Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
Purchase                          832      11.61%     79.30%    103.00%      359        1
------------------------------------------------------------------------------------------
Refinance-Cashout                 823      13.24      64.05      90.00       359        1
------------------------------------------------------------------------------------------
Refinance-Rate/Term               817      15.79      67.85      94.38       358        1
------------------------------------------------------------------------------------------
Total:                            832      11.61%     72.63%    103.00%      359        1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------------------------
                                  Number      Aggregate       Percent      Average
                                    of         Current       of Loans     Original     W.A.     Min.    W.A.
                                 Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Property Type                      Loans       Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
SFR                                  814    $115,852,165       63.21%     $142,423    6.080%    612     732
------------------------------------------------------------------------------------------------------------
Condo                                131      17,939,102        9.79       137,002    6.047     637     732
------------------------------------------------------------------------------------------------------------
2-Family                             100      16,824,240        9.18       168,390    6.046     632     739
------------------------------------------------------------------------------------------------------------
PUD Detach                            78      13,948,378        7.61       178,929    6.020     669     736
------------------------------------------------------------------------------------------------------------
4-Family                              24       6,573,670        3.59       274,098    6.007     645     726
------------------------------------------------------------------------------------------------------------
PUD Attach                            38       5,567,095        3.04       146,584    6.034     648     720
------------------------------------------------------------------------------------------------------------
3-Family                              19       5,118,051        2.79       269,636    6.065     685     751
------------------------------------------------------------------------------------------------------------
Townhouse                             12       1,207,574        0.66       100,691    6.055     687     759
------------------------------------------------------------------------------------------------------------
Condotel                               3         243,857        0.13        81,343    6.282     761     776
------------------------------------------------------------------------------------------------------------
Total:                             1,219    $183,274,132      100.00%     $150,450    6.065%    612     733
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Property Type                    Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
SFR                               832      14.36%     72.98%    103.00%      359        1
------------------------------------------------------------------------------------------
Condo                             823      15.79      73.33     103.00       360        0
------------------------------------------------------------------------------------------
2-Family                          813      11.61      70.66      90.00       359        1
------------------------------------------------------------------------------------------
PUD Detach                        804      30.46      78.03      97.00       359        1
------------------------------------------------------------------------------------------
4-Family                          797      23.62      59.19      75.00       357        1
------------------------------------------------------------------------------------------
PUD Attach                        815      40.82      74.99      97.00       358        1
------------------------------------------------------------------------------------------
3-Family                          809      15.79      67.68      80.00       356        1
------------------------------------------------------------------------------------------
Townhouse                         813      49.23      78.54     103.00       356        1
------------------------------------------------------------------------------------------
Condotel                          808      52.63      65.73      70.00       359        1
------------------------------------------------------------------------------------------
Total:                            832      11.61%     72.63%    103.00%      359        1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------------------------------
                                  Number      Aggregate      Percent       Average
                                    of         Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage     Principal    by Principal   Principal   Gross     FICO    FICO
Occupancy Status                  Loans        Balance       Balance       Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------------------
Primary                              564    $ 91,156,820       49.74%      $161,737   6.043%    624     731
------------------------------------------------------------------------------------------------------------
Investor                             630      87,793,598       47.90        139,450   6.085     612     736
------------------------------------------------------------------------------------------------------------
Secondary                             25       4,323,714        2.36        173,024   6.099     652     733
------------------------------------------------------------------------------------------------------------
Total:                             1,219    $183,274,132      100.00%      $150,450   6.065%    612     733
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Occupancy Status                 Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
Primary                           822      17.71%     77.62%    103.00%      359        1
------------------------------------------------------------------------------------------
Investor                          832      11.61      67.56      90.00       359        1
------------------------------------------------------------------------------------------
Secondary                         808      30.05      70.40      95.00       360        0
------------------------------------------------------------------------------------------
Total:                            832      11.61%     72.63%    103.00%      359        1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

------------------------------------------------------------------------------------------------------------
                                  Number      Aggregate      Percent       Average
                                    of         Current       of Loans      Original    W.A.     Min.    W.A.
 Geographic                      Mortgage     Principal    by Principal   Principal   Gross     FICO    FICO
Distribution                      Loans        Balance       Balance       Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------------------
California                           195    $ 44,039,556       24.03%      $226,058   6.048%    612     736
------------------------------------------------------------------------------------------------------------
Florida                              207      27,322,375       14.91        132,061   6.094     620     729
------------------------------------------------------------------------------------------------------------
Texas                                 95      10,497,684        5.73        110,575   6.055     631     741
------------------------------------------------------------------------------------------------------------
Illinois                              42       8,092,656        4.42        192,781   6.040     651     729
------------------------------------------------------------------------------------------------------------
Massachusetts                         32       7,265,064        3.96        227,130   6.089     639     742
------------------------------------------------------------------------------------------------------------
Georgia                               47       5,082,193        2.77        108,200   6.075     656     725
------------------------------------------------------------------------------------------------------------
Missouri                              40       4,803,221        2.62        120,166   6.083     638     736
------------------------------------------------------------------------------------------------------------
Arizona                               31       4,788,306        2.61        154,546   6.088     652     734
------------------------------------------------------------------------------------------------------------
Maryland                              32       4,782,094        2.61        149,559   6.124     638     733
------------------------------------------------------------------------------------------------------------
North Carolina                        48       4,625,530        2.52         96,429   6.035     642     727
------------------------------------------------------------------------------------------------------------
South Carolina                        34       4,563,138        2.49        134,276   6.008     624     733
------------------------------------------------------------------------------------------------------------
Virginia                              37       4,447,851        2.43        120,274   6.049     648     729
------------------------------------------------------------------------------------------------------------
New Jersey                            23       4,413,733        2.41        191,977   6.196     646     735
------------------------------------------------------------------------------------------------------------
Washington                            31       4,370,532        2.38        141,053   6.157     651     729
------------------------------------------------------------------------------------------------------------
New York                              22       3,613,074        1.97        164,305   6.083     656     731
------------------------------------------------------------------------------------------------------------
Hawaii                                12       3,276,062        1.79        273,217   5.888     637     740
------------------------------------------------------------------------------------------------------------
Colorado                              19       3,271,635        1.79        172,308   5.959     694     743
------------------------------------------------------------------------------------------------------------
New Mexico                            16       2,881,621        1.57        180,223   6.100     676     710
------------------------------------------------------------------------------------------------------------
Pennsylvania                          30       2,875,528        1.57         95,904   5.996     681     729
------------------------------------------------------------------------------------------------------------
Tennessee                             27       2,761,622        1.51        102,339   6.028     661     743
------------------------------------------------------------------------------------------------------------
Other                                199      25,500,656       13.91        128,237   6.066     622     732
------------------------------------------------------------------------------------------------------------
Total:                             1,219    $183,274,132      100.00%      $150,450   6.065%    612     733
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
 Geographic                       FICO   Original   Original   Original    Term to    Loan
Distribution                     Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
California                        823      11.61%     60.94%     90.00%      359        1
------------------------------------------------------------------------------------------
Florida                           822      30.05      75.75     103.00       359        1
------------------------------------------------------------------------------------------
Texas                             804      58.62      81.03     103.00       359        1
------------------------------------------------------------------------------------------
Illinois                          789      22.68      77.94     102.31       360        0
------------------------------------------------------------------------------------------
Massachusetts                     810      21.43      68.64      90.00       358        0
------------------------------------------------------------------------------------------
Georgia                           815      44.79      77.02      90.00       359        1
------------------------------------------------------------------------------------------
Missouri                          832      52.63      81.25     100.00       357        1
------------------------------------------------------------------------------------------
Arizona                           816      33.03      77.57      99.64       359        1
------------------------------------------------------------------------------------------
Maryland                          813      18.33      73.91     103.00       360        0
------------------------------------------------------------------------------------------
North Carolina                    820      40.00      77.12      96.22       359        1
------------------------------------------------------------------------------------------
South Carolina                    823      38.88      77.02     100.00       360        0
------------------------------------------------------------------------------------------
Virginia                          787      40.82      74.70     103.00       359        1
------------------------------------------------------------------------------------------
New Jersey                        798      34.56      70.18     100.00       360        0
------------------------------------------------------------------------------------------
Washington                        803      27.86      71.18     103.00       359        0
------------------------------------------------------------------------------------------
New York                          795      33.49      75.93      90.00       360        0
------------------------------------------------------------------------------------------
Hawaii                            817      53.18      72.71      90.00       359        1
------------------------------------------------------------------------------------------
Colorado                          815      37.31      72.64      85.00       359        1
------------------------------------------------------------------------------------------
New Mexico                        769      44.88      75.56      96.15       359        1
------------------------------------------------------------------------------------------
Pennsylvania                      781      51.50      80.31     102.94       359        1
------------------------------------------------------------------------------------------
Tennessee                         810      75.00      83.47     103.00       359        1
------------------------------------------------------------------------------------------
Other                             817      13.24      77.69     103.00       358        1
------------------------------------------------------------------------------------------
Total:                            832      11.61%     72.63%    103.00%      359        1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------------------
                                  Number      Aggregate       Percent      Average
                                    of         Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
County Distribution                Loans       Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------------------
Los Angeles, CA                       47    $ 10,630,661        5.80%      $226,625   6.097%    634     731
------------------------------------------------------------------------------------------------------------
San Diego, CA                         25       6,703,896        3.66        268,326   6.000     612     744
------------------------------------------------------------------------------------------------------------
Cook, IL                              24       5,569,531        3.04        232,173   6.055     651     728
------------------------------------------------------------------------------------------------------------
Dade, FL                              25       4,752,313        2.59        190,200   6.065     620     706
------------------------------------------------------------------------------------------------------------
Orange, CA                            12       3,201,635        1.75        266,922   6.045     667     744
------------------------------------------------------------------------------------------------------------
Broward, FL                           21       2,890,493        1.58        137,715   5.976     666     749
------------------------------------------------------------------------------------------------------------
Maricopa, AZ                          18       2,727,653        1.49        151,599   6.095     652     730
------------------------------------------------------------------------------------------------------------
Pinellas, FL                          22       2,602,389        1.42        118,355   6.063     632     726
------------------------------------------------------------------------------------------------------------
San Bernardino, CA                    15       2,393,143        1.31        159,600   6.082     663     735
------------------------------------------------------------------------------------------------------------
Santa Clara, CA                        7       2,312,111        1.26        330,571   5.990     635     699
------------------------------------------------------------------------------------------------------------
Other                              1,003     139,490,308       76.11        139,159   6.068     622     734
------------------------------------------------------------------------------------------------------------
Total:                             1,219    $183,274,132      100.00%      $150,450   6.065%    612     733
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
County Distribution              Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
Los Angeles, CA                   805     14.36%     61.49%     85.60%       359        1
------------------------------------------------------------------------------------------
San Diego, CA                     813     15.79      59.52      80.00        359        1
------------------------------------------------------------------------------------------
Cook, IL                          789     22.68      77.63      94.38        360        0
------------------------------------------------------------------------------------------
Dade, FL                          786     46.83      71.64      89.99        359        1
------------------------------------------------------------------------------------------
Orange, CA                        823     19.99      54.13      80.00        360        0
------------------------------------------------------------------------------------------
Broward, FL                       802     56.25      73.76      97.00        359        1
------------------------------------------------------------------------------------------
Maricopa, AZ                      795     33.03      79.68      89.00        360        0
------------------------------------------------------------------------------------------
Pinellas, FL                      822     46.40      76.96      80.00        359        1
------------------------------------------------------------------------------------------
San Bernardino, CA                814     25.78      62.68      80.00        360        0
------------------------------------------------------------------------------------------
Santa Clara, CA                   802     27.86      61.46      80.00        359        1
------------------------------------------------------------------------------------------
Other                             832     11.61      74.49     103.00        359        1
------------------------------------------------------------------------------------------
Total:                            832     11.61%     72.63%    103.00%       359        1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

-------------------------------------------------------------------------------------------------------------
                                  Number      Aggregate      Percent       Average
                                    of         Current       of Loans      Original     W.A.     Min.    W.A.
                                 Mortgage     Principal    by Principal   Principal    Gross     FICO    FICO
Original LTV                       Loans       Balance       Balance       Balance     Coupon   Score   Score
-------------------------------------------------------------------------------------------------------------
10.01 - 15.00                          3    $    205,924        0.11%      $ 68,667    6.141%    714     758
-------------------------------------------------------------------------------------------------------------
15.01 - 20.00                          8         944,268        0.52        118,108    5.938     703     735
-------------------------------------------------------------------------------------------------------------
20.01 - 25.00                          6         932,781        0.51        155,500    6.083     697     749
-------------------------------------------------------------------------------------------------------------
25.01 - 30.00                         13       1,571,342        0.86        120,939    6.138     668     743
-------------------------------------------------------------------------------------------------------------
30.01 - 35.00                         16       2,055,756        1.12        128,578    6.194     669     754
-------------------------------------------------------------------------------------------------------------
35.01 - 40.00                         13       2,306,259        1.26        177,886    6.025     653     754
-------------------------------------------------------------------------------------------------------------
40.01 - 45.00                         21       3,345,888        1.83        159,439    6.049     644     757
-------------------------------------------------------------------------------------------------------------
45.01 - 50.00                         34       6,898,390        3.76        203,048    6.123     645     739
-------------------------------------------------------------------------------------------------------------
50.01 - 55.00                         36       5,766,433        3.15        160,278    6.073     634     728
-------------------------------------------------------------------------------------------------------------
55.01 - 60.00                         46       7,469,238        4.08        162,491    5.976     635     739
-------------------------------------------------------------------------------------------------------------
60.01 - 65.00                         52       8,125,590        4.43        156,352    6.024     635     724
-------------------------------------------------------------------------------------------------------------
65.01 - 70.00                        116      19,340,333       10.55        166,913    6.080     612     724
-------------------------------------------------------------------------------------------------------------
70.01 - 75.00                        111      19,658,102       10.73        177,220    6.004     622     733
-------------------------------------------------------------------------------------------------------------
75.01 - 80.00                        586      84,541,696       46.13        144,347    6.069     620     734
-------------------------------------------------------------------------------------------------------------
80.01 - 85.00                         21       2,307,439        1.26        109,979    6.058     651     726
-------------------------------------------------------------------------------------------------------------
85.01 - 90.00                         89      12,616,262        6.88        141,839    6.161     624     726
-------------------------------------------------------------------------------------------------------------
90.01 - 95.00                          4         350,012        0.19         87,540    6.030     652     686
-------------------------------------------------------------------------------------------------------------
95.01 - 100.00                        26       2,601,500        1.42        100,122    5.997     657     734
-------------------------------------------------------------------------------------------------------------
100.01 - 105.00                       18       2,236,918        1.22        124,367    6.005     711     760
-------------------------------------------------------------------------------------------------------------
Total:                             1,219    $183,274,132      100.00%      $150,450    6.065%    612     733
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Original LTV                     Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
10.01 - 15.00                     805      11.61%     12.96%     14.36%      360        0
------------------------------------------------------------------------------------------
15.01 - 20.00                     812      15.79      17.65      19.99       359        1
------------------------------------------------------------------------------------------
20.01 - 25.00                     811      21.43      23.28      24.91       360        0
------------------------------------------------------------------------------------------
25.01 - 30.00                     817      25.06      27.82      30.00       360        0
------------------------------------------------------------------------------------------
30.01 - 35.00                     798      30.05      32.88      34.56       359        1
------------------------------------------------------------------------------------------
35.01 - 40.00                     799      35.30      38.19      40.00       359        1
------------------------------------------------------------------------------------------
40.01 - 45.00                     813      40.28      42.85      44.88       359        1
------------------------------------------------------------------------------------------
45.01 - 50.00                     814      45.26      47.32      50.00       356        1
------------------------------------------------------------------------------------------
50.01 - 55.00                     808      50.16      52.22      54.76       357        1
------------------------------------------------------------------------------------------
55.01 - 60.00                     817      55.17      57.97      60.00       356        1
------------------------------------------------------------------------------------------
60.01 - 65.00                     810      60.05      62.79      65.00       359        1
------------------------------------------------------------------------------------------
65.01 - 70.00                     823      65.12      68.17      70.00       359        1
------------------------------------------------------------------------------------------
70.01 - 75.00                     804      70.40      74.10      75.00       359        1
------------------------------------------------------------------------------------------
75.01 - 80.00                     823      75.10      79.71      80.00       359        1
------------------------------------------------------------------------------------------
80.01 - 85.00                     801      81.23      84.03      85.00       359        1
------------------------------------------------------------------------------------------
85.01 - 90.00                     832      85.60      89.60      90.00       359        1
------------------------------------------------------------------------------------------
90.01 - 95.00                     713      92.00      94.14      95.00       337        0
------------------------------------------------------------------------------------------
95.01 - 100.00                    816      96.15      98.73     100.00       359        1
------------------------------------------------------------------------------------------
100.01 - 105.00                   813     100.07     102.54     103.00       359        1
------------------------------------------------------------------------------------------
Total:                            832      11.61%     72.63%    103.00%      359        1
------------------------------------------------------------------------------------------

W.A.: 72.63%
Lowest: 11.61%
Highest: 103.00%

--------------------------------------------------------------------------------

11. Original Term

------------------------------------------------------------------------------------------------------------
                                  Number      Aggregate       Percent      Average
                                    of         Current       of Loans      Original     W.A.    Min.    W.A.
                                 Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Original Term                     Loans        Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------------------
240                                   2     $    200,224        0.11%      $100,330   5.958%    692     753
------------------------------------------------------------------------------------------------------------
288                                   1           39,688        0.02         39,750   6.000     700     700
------------------------------------------------------------------------------------------------------------
300                                   9        1,124,134        0.61        125,062   6.097     657     734
------------------------------------------------------------------------------------------------------------
360                               1,207      181,910,087       99.26        150,814   6.065     612     733
------------------------------------------------------------------------------------------------------------
Total:                            1,219     $183,274,132      100.00%      $150,450   6.065%    612     733
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.      Remaining   W.A.
                                  FICO   Original   Original   Original     Term to    Loan
Original Term                    Score      LTV        LTV        LTV      Maturity     Age
-------------------------------------------------------------------------------------------
240                               784     52.35%     65.62%      92.00%       239        1
-------------------------------------------------------------------------------------------
288                               700     67.37      67.37       67.37        287        1
-------------------------------------------------------------------------------------------
300                               797     45.96      62.70       90.00        299        1
-------------------------------------------------------------------------------------------
360                               832     11.61      72.70      103.00        359        1
-------------------------------------------------------------------------------------------
Total:                            832     11.61%     72.63%     103.00%       359        1
-------------------------------------------------------------------------------------------

W.A.: 359.5 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2005-02 Group 2
                             30YR Conforming 6.0 PT

                                   201 records
                               Balance: 26,432,565
                               Feb 22, 2005 16:11
--------------------------------------------------------------------------------

Selection Criteria: GROUP eq 2
Table of Contents

 1. Original Balance
 2. Gross Coupon
 3. Credit Score
 4. Index
 5. Loan Purpose
 6. Property Type
 7. Occupancy Status
 8. Geographic Distribution
 9. County Distribution
10. Original LTV
11. Original Term

--------------------------------------------------------------------------------

1. Original Balance

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Original Balance                   Loans      Balance       Balance       Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
<= 50,000                            28     $ 1,102,769        4.17%      $ 39,416   6.561%    635     735
-----------------------------------------------------------------------------------------------------------
50,001 - 150,000                    106       9,822,691       37.16         92,738   6.579     601     729
-----------------------------------------------------------------------------------------------------------
150,001 - 250,000                    44       8,572,755       32.43        194,962   6.594     651     726
-----------------------------------------------------------------------------------------------------------
250,001 - 350,000                    23       6,934,351       26.23        301,682   6.621     653     725
-----------------------------------------------------------------------------------------------------------
Total:                              201     $26,432,565      100.00%      $131,597   6.594%    601     727
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Original Balance                 Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
<= 50,000                         822     60.00%     78.58%     100.00%      359        1
------------------------------------------------------------------------------------------
50,001 - 150,000                  826     13.47      74.22      103.00       359        0
------------------------------------------------------------------------------------------
150,001 - 250,000                 799     49.02      72.34      103.00       359        1
------------------------------------------------------------------------------------------
250,001 - 350,000                 799     52.80      75.34       90.00       359        1
------------------------------------------------------------------------------------------
Total:                            826     13.47%     74.08%     103.00%      359        1
------------------------------------------------------------------------------------------

Average: $131,596.76
Lowest: $23,445.00
Highest: $344,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Gross Coupon                       Loans      Balance       Balance       Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
6.376 - 6.500                       126     $16,084,470       60.85%     $127,747    6.500%    626     727
-----------------------------------------------------------------------------------------------------------
6.501 - 6.625                        51       6,400,349       24.21       125,566    6.625     601     729
-----------------------------------------------------------------------------------------------------------
6.626 - 6.750                         9       1,196,031        4.52       133,065    6.750     703     734
-----------------------------------------------------------------------------------------------------------
6.751 - 6.875                         7       1,358,393        5.14       194,138    6.875     699     753
-----------------------------------------------------------------------------------------------------------
6.876 - 7.000                         3         679,474        2.57       226,733    7.000     670     683
-----------------------------------------------------------------------------------------------------------
7.001 - 7.125                         3         391,825        1.48       130,634    7.125     703     724
-----------------------------------------------------------------------------------------------------------
7.126 - 7.250                         1         197,784        0.75       198,000    7.250     689     689
-----------------------------------------------------------------------------------------------------------
7.501 - 7.625                         1         124,239        0.47       124,329    7.625     691     691
-----------------------------------------------------------------------------------------------------------
Total:                              201     $26,432,565      100.00%     $131,597    6.594%    601     727
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Gross Coupon                     Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
6.376 - 6.500                     826     13.47%     73.68%     103.00%      359        1
------------------------------------------------------------------------------------------
6.501 - 6.625                     801     28.38      75.17      103.00       359        1
------------------------------------------------------------------------------------------
6.626 - 6.750                     764     47.17      73.78      100.00       359        1
------------------------------------------------------------------------------------------
6.751 - 6.875                     799     55.00      73.82       85.00       359        1
------------------------------------------------------------------------------------------
6.876 - 7.000                     719     68.45      77.60       80.00       359        1
------------------------------------------------------------------------------------------
7.001 - 7.125                     747     63.17      69.39       80.00       360        0
------------------------------------------------------------------------------------------
7.126 - 7.250                     689     69.23      69.23       69.23       359        1
------------------------------------------------------------------------------------------
7.501 - 7.625                     691     80.00      80.00       80.00       359        1
------------------------------------------------------------------------------------------
Total:                            826     13.47%     74.08%     103.00%      359        1
------------------------------------------------------------------------------------------

W.A.: 6.594%
Lowest: 6.500%
Highest: 7.625%

--------------------------------------------------------------------------------

3. Credit Score

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Credit Score                       Loans      Balance       Balance       Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
825 - 849                             1     $    75,114        0.28%      $ 75,182   6.500%    826     826
-----------------------------------------------------------------------------------------------------------
800 - 824                             7         436,847        1.65         62,436   6.510     801     810
-----------------------------------------------------------------------------------------------------------
775 - 799                            20       2,290,464        8.67        114,683   6.565     777     787
-----------------------------------------------------------------------------------------------------------
750 - 774                            42       5,872,750       22.22        139,919   6.598     750     762
-----------------------------------------------------------------------------------------------------------
725 - 749                            44       5,987,833       22.65        136,184   6.577     725     737
-----------------------------------------------------------------------------------------------------------
700 - 724                            33       4,237,941       16.03        128,488   6.587     700     710
-----------------------------------------------------------------------------------------------------------
675 - 699                            29       4,087,958       15.47        141,039   6.644     675     687
-----------------------------------------------------------------------------------------------------------
650 - 674                            12       2,055,165        7.78        171,404   6.604     651     662
-----------------------------------------------------------------------------------------------------------
625 - 649                             7         469,891        1.78         67,166   6.512     626     641
-----------------------------------------------------------------------------------------------------------
600 - 624                             4         329,064        1.24         82,321   6.625     601     615
-----------------------------------------------------------------------------------------------------------
N/A                                   2         589,538        2.23        294,900   6.627       0       0
-----------------------------------------------------------------------------------------------------------
Total:                              201     $26,432,565      100.00%      $131,597   6.594%    601     727
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Credit Score                     Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
825 - 849                          826    75.18%     75.18%      75.18%      359        1
------------------------------------------------------------------------------------------
800 - 824                          822    75.00      83.27       90.00       359        1
------------------------------------------------------------------------------------------
775 - 799                          799    13.47      70.34       90.00       359        1
------------------------------------------------------------------------------------------
750 - 774                          774    44.17      76.75      103.00       359        1
------------------------------------------------------------------------------------------
725 - 749                          748    47.17      74.88       91.48       359        1
------------------------------------------------------------------------------------------
700 - 724                          724    21.43      73.08      103.00       359        1
------------------------------------------------------------------------------------------
675 - 699                          699    33.73      73.18       90.00       359        1
------------------------------------------------------------------------------------------
650 - 674                          674    29.15      68.84       80.00       359        1
------------------------------------------------------------------------------------------
625 - 649                          649    72.10      79.02       80.00       359        1
------------------------------------------------------------------------------------------
600 - 624                          622    69.80      78.18       80.00       359        1
------------------------------------------------------------------------------------------
N/A                                  0    70.00      72.54       75.00       360        0
------------------------------------------------------------------------------------------
Total:                             826    13.47%     74.08%     103.00%      359        1
------------------------------------------------------------------------------------------

W.A.: 727
Lowest: 601
Highest: 826

--------------------------------------------------------------------------------

4. Index

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal   Gross     FICO    FICO
             Index                 Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
FIX                                 201     $26,432,565      100.00%     $131,597    6.594%    601     727
-----------------------------------------------------------------------------------------------------------
Total:                              201     $26,432,565      100.00%     $131,597    6.594%    601     727
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
             Index               Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
FIX                               826      13.47%     74.08%    103.00%      359        1
------------------------------------------------------------------------------------------
Total:                            826      13.47%     74.08%    103.00%      359        1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------------------
                                  Number     Aggregate      Percent       Average
                                    of        Current       of Loans      Original     W.A.    Min.     W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross    FICO     FICO
Loan Purpose                      Loans       Balance       Balance       Balance    Coupon   Score    Score
------------------------------------------------------------------------------------------------------------
Purchase                            116     $14,548,265       55.04%      $125,514   6.617%    612      731
------------------------------------------------------------------------------------------------------------
Refinance-Cashout                    68       9,290,058       35.15        136,699   6.580     601      723
------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term                  17       2,594,243        9.81        152,691   6.511     648      719
------------------------------------------------------------------------------------------------------------
Total:                              201     $26,432,565      100.00%      $131,597   6.594%    601      727
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Loan Purpose                     Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
Purchase                          813      47.17%     80.45%    103.00%      359        1
------------------------------------------------------------------------------------------
Refinance-Cashout                 826      13.47      67.11      85.00       359        1
------------------------------------------------------------------------------------------
Refinance-Rate/Term               784      21.43      63.37      79.73       358        1
------------------------------------------------------------------------------------------
Total:                            826      13.47%     74.08%    103.00%      359        1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original     W.A.    Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross    FICO   FICO
Property Type                      Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
SFR                                 123     $15,169,062       57.39%      $123,414   6.592%    622     730
-----------------------------------------------------------------------------------------------------------
2-Family                             31       4,583,313       17.34        147,936   6.591     601     711
-----------------------------------------------------------------------------------------------------------
Condo                                24       2,894,750       10.95        120,697   6.600     612     722
-----------------------------------------------------------------------------------------------------------
PUD Detach                           11       2,009,308        7.60        182,783   6.605     658     748
-----------------------------------------------------------------------------------------------------------
3-Family                              3         654,117        2.47        218,333   6.665     703     753
-----------------------------------------------------------------------------------------------------------
PUD Attach                            6         631,144        2.39        105,208   6.580     653     726
-----------------------------------------------------------------------------------------------------------
4-Family                              2         423,333        1.60        211,750   6.500     651     702
-----------------------------------------------------------------------------------------------------------
Condotel                              1          67,540        0.26         67,900   6.625     761     761
-----------------------------------------------------------------------------------------------------------
Total:                              201     $26,432,565      100.00%      $131,597   6.594%    601     727
-----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.        W.A.      Max.     Remaining   W.A.
                                  FICO   Original   Original   Original     Term to    Loan
Property Type                    Score      LTV        LTV        LTV       Maturity    Age
-------------------------------------------------------------------------------------------
SFR                               826      28.38%     75.71%     103.00%      359        1
-------------------------------------------------------------------------------------------
2-Family                          784      21.43      70.09       90.00       359        1
-------------------------------------------------------------------------------------------
Condo                             813      47.17      77.35       90.00       360        0
-------------------------------------------------------------------------------------------
PUD Detach                        784      47.91      72.24       90.00       359        1
-------------------------------------------------------------------------------------------
3-Family                          799      55.00      66.12       75.00       358        2
-------------------------------------------------------------------------------------------
PUD Attach                        799      13.47      73.20       90.00       360        0
-------------------------------------------------------------------------------------------
4-Family                          768      54.59      59.75       63.73       360        0
-------------------------------------------------------------------------------------------
Condotel                          761      70.00      70.00       70.00       359        1
-------------------------------------------------------------------------------------------
Total:                            826      13.47%     74.08%     103.00%      359        1
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate      Percent       Average
                                    of        Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal   Gross     FICO    FICO
Occupancy Status                  Loans       Balance       Balance       Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
Investor                            134     $15,392,407       58.23%      $114,936   6.593%    601     726
-----------------------------------------------------------------------------------------------------------
Primary                              54       8,976,073       33.96        166,350   6.562     658     731
-----------------------------------------------------------------------------------------------------------
Secondary                            13       2,064,086        7.81        158,971   6.736     622     712
-----------------------------------------------------------------------------------------------------------
Total:                              201     $26,432,565      100.00%      $131,597   6.594%    601     727
-----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                              W.A.
                                  Max.     Min.       W.A.       Max.      Remaining   W.A.
                                  FICO   Original   Original   Original     Term to    Loan
Occupancy Status                 Score      LTV        LTV        LTV       Maturity    Age
-------------------------------------------------------------------------------------------
Investor                          826      21.43%     74.78%     91.48%       359        1
-------------------------------------------------------------------------------------------
Primary                           813      13.47      73.15     103.00        359        1
-------------------------------------------------------------------------------------------
Secondary                         780      47.17      72.95      90.00        359        1
-------------------------------------------------------------------------------------------
Total:                            826      13.47%     74.08%    103.00%       359        1
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans     Original     W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Geographic Distribution            Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
Florida                              42     $ 5,402,032       20.44%      $128,717   6.618%    653     730
-----------------------------------------------------------------------------------------------------------
California                           24       4,463,927       16.89        186,115   6.550     654     741
-----------------------------------------------------------------------------------------------------------
Virginia                             13       1,571,483        5.95        120,956   6.576     619     729
-----------------------------------------------------------------------------------------------------------
Missouri                             14       1,183,889        4.48         84,643   6.613     637     723
-----------------------------------------------------------------------------------------------------------
New York                              6       1,063,879        4.02        177,455   6.610     671     736
-----------------------------------------------------------------------------------------------------------
Washington                            5       1,025,754        3.88        205,295   6.777     670     710
-----------------------------------------------------------------------------------------------------------
Nevada                                6         995,257        3.77        165,989   6.610     747     758
-----------------------------------------------------------------------------------------------------------
New Jersey                            5         953,360        3.61        190,760   6.578     670     717
-----------------------------------------------------------------------------------------------------------
Connecticut                           6         927,591        3.51        154,775   6.527     654     712
-----------------------------------------------------------------------------------------------------------
Texas                                 9         905,452        3.43        100,627   6.608     622     711
-----------------------------------------------------------------------------------------------------------
Maryland                              6         795,729        3.01        132,680   6.603     700     748
-----------------------------------------------------------------------------------------------------------
Arizona                               7         744,649        2.82        106,403   6.596     684     723
-----------------------------------------------------------------------------------------------------------
Massachusetts                         3         743,291        2.81        247,867   6.554     683     713
-----------------------------------------------------------------------------------------------------------
Illinois                              5         734,653        2.78        146,957   6.612     697     723
-----------------------------------------------------------------------------------------------------------
South Carolina                        7         647,189        2.45         92,464   6.662     681     737
-----------------------------------------------------------------------------------------------------------
Georgia                               5         614,320        2.32        122,890   6.552     612     700
-----------------------------------------------------------------------------------------------------------
Rhode Island                          3         502,663        1.90        168,000   6.562     674     703
-----------------------------------------------------------------------------------------------------------
Wisconsin                             4         498,911        1.89        124,763   6.625     684     722
-----------------------------------------------------------------------------------------------------------
Tennessee                             4         440,024        1.66        110,025   6.500     695     711
-----------------------------------------------------------------------------------------------------------
Maine                                 4         393,465        1.49         98,800   6.500     644     714
-----------------------------------------------------------------------------------------------------------
Other                                23       1,825,047        6.90         79,394   6.585     601     714
-----------------------------------------------------------------------------------------------------------
Total:                              201     $26,432,565      100.00%      $131,597   6.594%    601     727
-----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                              W.A.
                                  Max.     Min.       W.A.       Max.      Remaining   W.A.
                                  FICO   Original   Original   Original     Term to    Loan
Geographic Distribution          Score      LTV        LTV        LTV       Maturity    Age
-------------------------------------------------------------------------------------------
Florida                           813      28.38%     76.44%    103.00%       359        1
-------------------------------------------------------------------------------------------
California                        826      13.47      66.27      80.00        359        1
-------------------------------------------------------------------------------------------
Virginia                          771      57.36      76.63      90.00        359        1
-------------------------------------------------------------------------------------------
Missouri                          793      60.00      78.02     100.00        359        1
-------------------------------------------------------------------------------------------
New York                          773      49.02      66.07      90.00        359        1
-------------------------------------------------------------------------------------------
Washington                        756      51.49      71.27      90.00        359        1
-------------------------------------------------------------------------------------------
Nevada                            771      54.59      75.96      90.00        359        1
-------------------------------------------------------------------------------------------
New Jersey                        782      49.40      80.04     100.00        359        1
-------------------------------------------------------------------------------------------
Connecticut                       753      33.73      69.91      80.00        359        1
-------------------------------------------------------------------------------------------
Texas                             801      71.04      80.92     103.00        356        0
-------------------------------------------------------------------------------------------
Maryland                          788      68.45      77.95      80.00        360        0
-------------------------------------------------------------------------------------------
Arizona                           777      70.00      77.74      80.00        360        0
-------------------------------------------------------------------------------------------
Massachusetts                     784      71.43      72.77      80.00        360        0
-------------------------------------------------------------------------------------------
Illinois                          757      47.17      74.91      80.00        360        0
-------------------------------------------------------------------------------------------
South Carolina                    769      70.00      79.85      90.00        360        0
-------------------------------------------------------------------------------------------
Georgia                           811      68.47      76.65      90.00        360        0
-------------------------------------------------------------------------------------------
Rhode Island                      751      44.17      58.93      70.00        359        1
-------------------------------------------------------------------------------------------
Wisconsin                         736      58.68      75.76      90.00        360        0
-------------------------------------------------------------------------------------------
Tennessee                         752      75.00      81.15      90.00        360        0
-------------------------------------------------------------------------------------------
Maine                             790      79.73      79.92      80.00        359        1
-------------------------------------------------------------------------------------------
Other                             822      42.40      77.20      90.00        359        1
-------------------------------------------------------------------------------------------
Total:                            826      13.47%     74.08%    103.00%       359        1
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans     Original     W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal   Gross     FICO    FICO
County Distribution                Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
King, WA                              4        $845,754        3.20%     $211,618    6.703%    670     711
-----------------------------------------------------------------------------------------------------------
Los Angeles, CA                       4         785,316        2.97       196,470    6.638     727     767
-----------------------------------------------------------------------------------------------------------
Dade, FL                              6         774,559        2.93       129,183    6.628     758     772
-----------------------------------------------------------------------------------------------------------
Sacramento, CA                        3         726,902        2.75       242,500    6.500     733     760
-----------------------------------------------------------------------------------------------------------
Broward, FL                           4         720,872        2.73       180,463    6.559     653     703
-----------------------------------------------------------------------------------------------------------
Hartford, CT                          4         687,718        2.60       172,163    6.500     654     709
-----------------------------------------------------------------------------------------------------------
Palm Beach, FL                        4         652,743        2.47       163,325    6.727     658     707
-----------------------------------------------------------------------------------------------------------
Nassau, NY                            2         629,439        2.38       314,865    6.625     750     762
-----------------------------------------------------------------------------------------------------------
Maricopa, AZ                          5         629,229        2.38       125,880    6.596     684     716
-----------------------------------------------------------------------------------------------------------
Manatee, FL                           2         604,260        2.29       302,400    6.565     763     763
-----------------------------------------------------------------------------------------------------------
Other                               163      19,375,773       73.30       118,946    6.589     601     724
-----------------------------------------------------------------------------------------------------------
Total:                              201     $26,432,565      100.00%     $131,597    6.594%    601     727
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
County Distribution              Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
King, WA                          756     51.49%     72.99%      90.00%      359        1
------------------------------------------------------------------------------------------
Los Angeles, CA                   799     51.34      61.89       80.00       359        1
------------------------------------------------------------------------------------------
Dade, FL                          813     54.21      73.01       89.66       360        0
------------------------------------------------------------------------------------------
Sacramento, CA                    784     52.80      64.94       75.00       359        1
------------------------------------------------------------------------------------------
Broward, FL                       783     74.82      81.28       91.48       359        1
------------------------------------------------------------------------------------------
Hartford, CT                      740     74.84      75.81       80.00       359        1
------------------------------------------------------------------------------------------
Palm Beach, FL                    785     53.00      70.86       90.00       359        1
------------------------------------------------------------------------------------------
Nassau, NY                        773     62.26      69.68       77.85       359        1
------------------------------------------------------------------------------------------
Maricopa, AZ                      770     70.00      77.67       80.00       360        0
------------------------------------------------------------------------------------------
Manatee, FL                       763     70.00      80.42       90.00       359        1
------------------------------------------------------------------------------------------
Other                             826     13.47      74.62      103.00       359        1
------------------------------------------------------------------------------------------
Total:                            826     13.47%     74.08%     103.00%      359        1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans     Original     W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal   Gross     FICO    FICO
Original LTV                       Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
10.01 - 15.00                         1     $    63,942        0.24%      $ 64,000   6.500%    799     799
-----------------------------------------------------------------------------------------------------------
20.01 - 25.00                         1         132,100        0.50        132,100   6.500     724     724
-----------------------------------------------------------------------------------------------------------
25.01 - 30.00                         2         140,492        0.53         70,276   6.556     654     679
-----------------------------------------------------------------------------------------------------------
30.01 - 35.00                         1         139,873        0.53        140,000   6.500     694     694
-----------------------------------------------------------------------------------------------------------
40.01 - 45.00                         2         165,904        0.63         83,000   6.500     690     729
-----------------------------------------------------------------------------------------------------------
45.01 - 50.00                         6         961,795        3.64        160,599   6.598     670     710
-----------------------------------------------------------------------------------------------------------
50.01 - 55.00                         9       1,619,578        6.13        180,098   6.581     658     757
-----------------------------------------------------------------------------------------------------------
55.01 - 60.00                         4         540,221        2.04        135,110   6.526     719     739
-----------------------------------------------------------------------------------------------------------
60.01 - 65.00                         7       1,251,941        4.74        178,902   6.623     651     708
-----------------------------------------------------------------------------------------------------------
65.01 - 70.00                        21       2,955,423       11.18        140,816   6.639     601     717
-----------------------------------------------------------------------------------------------------------
70.01 - 75.00                        26       3,951,544       14.95        152,060   6.567     635     710
-----------------------------------------------------------------------------------------------------------
75.01 - 80.00                        87      10,623,315       40.19        122,189   6.613     612     729
-----------------------------------------------------------------------------------------------------------
80.01 - 85.00                         4         294,246        1.11         73,753   6.681     705     740
-----------------------------------------------------------------------------------------------------------
85.01 - 90.00                        25       3,062,862       11.59        122,577   6.539     675     748
-----------------------------------------------------------------------------------------------------------
90.01 - 95.00                         1         198,887        0.75        199,800   6.500     740     740
-----------------------------------------------------------------------------------------------------------
95.01 - 100.00                        2          84,926        0.32         42,500   6.706     703     703
-----------------------------------------------------------------------------------------------------------
100.01 - 105.00                       2         245,515        0.93        122,828   6.546     709     727
-----------------------------------------------------------------------------------------------------------
Total:                              201     $26,432,565      100.00%      $131,597   6.594%    601     727
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Original LTV                     Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
10.01 - 15.00                     799      13.47%     13.47%     13.47%      359        1
------------------------------------------------------------------------------------------
20.01 - 25.00                     724      21.43      21.43      21.43       360        0
------------------------------------------------------------------------------------------
25.01 - 30.00                     709      28.38      28.81      29.15       360        0
------------------------------------------------------------------------------------------
30.01 - 35.00                     694      33.73      33.73      33.73       359        1
------------------------------------------------------------------------------------------
40.01 - 45.00                     751      42.40      43.53      44.17       359        1
------------------------------------------------------------------------------------------
45.01 - 50.00                     780      47.17      48.68      49.46       359        1
------------------------------------------------------------------------------------------
50.01 - 55.00                     799      50.75      53.01      55.00       359        1
------------------------------------------------------------------------------------------
55.01 - 60.00                     767      57.36      57.79      60.00       360        0
------------------------------------------------------------------------------------------
60.01 - 65.00                     773      60.19      62.24      64.47       360        0
------------------------------------------------------------------------------------------
65.01 - 70.00                     761      66.38      69.40      70.00       359        1
------------------------------------------------------------------------------------------
70.01 - 75.00                     811      70.06      73.99      75.00       359        1
------------------------------------------------------------------------------------------
75.01 - 80.00                     826      75.18      79.78      80.00       359        1
------------------------------------------------------------------------------------------
80.01 - 85.00                     764      80.33      83.40      85.00       357        3
------------------------------------------------------------------------------------------
85.01 - 90.00                     813      85.96      89.85      90.00       359        1
------------------------------------------------------------------------------------------
90.01 - 95.00                     740      91.48      91.48      91.48       355        5
------------------------------------------------------------------------------------------
95.01 - 100.00                    704     100.00     100.00     100.00       359        1
------------------------------------------------------------------------------------------
100.01 - 105.00                   758     103.00     103.00     103.00       359        1
------------------------------------------------------------------------------------------
Total:                            826      13.47%     74.08%    103.00%      359        1
------------------------------------------------------------------------------------------

W.A.: 74.08%
Lowest: 13.47%
Highest: 103.00%

11. Original Term

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans     Original     W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal   Gross     FICO    FICO
Original Term                      Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
300                                   1     $    51,150        0.19%      $ 51,150   6.500%    685     685
-----------------------------------------------------------------------------------------------------------

360                                 200      26,381,415       99.81        131,999   6.594     601     727
-----------------------------------------------------------------------------------------------------------

Total:                              201     $26,432,565      100.00%      $131,597   6.594%    601     727
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Original Term                    Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
300                               685     71.04%     71.04%      71.04%      300        0
------------------------------------------------------------------------------------------
360                               826     13.47      74.09      103.00       359        1
------------------------------------------------------------------------------------------
Total:                            826     13.47%     74.08%     103.00%      359        1
------------------------------------------------------------------------------------------

W.A.: 359.9 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2005-02 Group 3
                                15YR Fixed 5.0 PT

                                   144 records
                               Balance: 27,406,901
                               Feb 22, 2005 16:11
--------------------------------------------------------------------------------

Selection Criteria: GROUP eq 3
Table of Contents

 1. Original Balance
 2. Gross Coupon
 3. Credit Score
 4. Index
 5. Loan Purpose
 6. Property Type
 7. Occupancy Status
 8. Geographic Distribution
 9. County Distribution
10. Original LTV
11. Original Term

--------------------------------------------------------------------------------

1. Original Balance

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate      Percent       Average
                                    of        Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Original Balance                   Loans      Balance       Balance       Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
<= 50,000                            14     $   522,716        1.91%      $ 37,428   5.359%    672     719
-----------------------------------------------------------------------------------------------------------
50,001 - 150,000                     81       8,046,293       29.36         99,544   5.364     630     741
-----------------------------------------------------------------------------------------------------------
150,001 - 250,000                    22       4,292,443       15.66        195,794   5.338     632     747
-----------------------------------------------------------------------------------------------------------
250,001 - 350,000                    11       3,183,362       11.62        290,053   5.217     668     732
-----------------------------------------------------------------------------------------------------------
350,001 - 450,000                     2         746,919        2.73        374,825   5.320     711     730
-----------------------------------------------------------------------------------------------------------
450,001 - 550,000                     3       1,421,065        5.19        475,400   5.457     732     766
-----------------------------------------------------------------------------------------------------------
550,001 - 650,000                     1         600,000        2.19        600,000   5.250     691     691
-----------------------------------------------------------------------------------------------------------
650,001 - 750,000                     1         679,800        2.48        679,800   5.250     697     697
-----------------------------------------------------------------------------------------------------------
750,001 - 850,000                     4       3,089,641       11.27        775,250   5.254     725     755
-----------------------------------------------------------------------------------------------------------
850,001 - 950,000                     2       1,828,349        6.67        917,500   5.379     723     730
-----------------------------------------------------------------------------------------------------------
950,001 - 1,050,000                   3       2,996,312       10.93        999,967   5.458     652     696
-----------------------------------------------------------------------------------------------------------
Total:                              144     $27,406,901      100.00%      $190,810   5.340%    630     735
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.      Min.      W.A.        Max.    Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Original Balance                 Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
<= 50,000                         793     34.27%     68.37%     90.00%       179        1
------------------------------------------------------------------------------------------
50,001 - 150,000                  822     18.39      64.33      94.49        179        1
------------------------------------------------------------------------------------------
150,001 - 250,000                 810     24.09      58.14      80.00        179        1
------------------------------------------------------------------------------------------
250,001 - 350,000                 815     34.64      58.23      85.75        179        1
------------------------------------------------------------------------------------------
350,001 - 450,000                 747     50.65      54.41      58.48        179        1
------------------------------------------------------------------------------------------
450,001 - 550,000                 786     47.34      58.84      70.55        179        1
------------------------------------------------------------------------------------------
550,001 - 650,000                 691     75.00      75.00      75.00        180        0
------------------------------------------------------------------------------------------
650,001 - 750,000                 697     74.99      74.99      74.99        180        0
------------------------------------------------------------------------------------------
750,001 - 850,000                 790     50.59      68.75      80.00        179        1
------------------------------------------------------------------------------------------
850,001 - 950,000                 738     62.01      66.80      71.95        179        1
------------------------------------------------------------------------------------------
950,001 - 1,050,000               722     54.05      66.48      80.00        180        0
------------------------------------------------------------------------------------------
Total:                            822     18.39%     63.57%     94.49%       179        1
------------------------------------------------------------------------------------------

Average: $190,810.25
Lowest: $20,560.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate      Percent       Average
                                    of        Current       of Loans     Original     W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Gross Coupon                       Loans      Balance       Balance       Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
4.251 - 4.375                         1     $   263,956        0.96%      $265,000   4.375%    720     720
-----------------------------------------------------------------------------------------------------------
4.626 - 4.750                         2         261,241        0.95        131,125   4.750     748     748
-----------------------------------------------------------------------------------------------------------
4.751 - 4.875                         4         399,962        1.46        100,035   4.875     695     772
-----------------------------------------------------------------------------------------------------------
4.876 - 5.000                        10       2,062,339        7.52        206,749   5.000     668     740
-----------------------------------------------------------------------------------------------------------
5.001 - 5.125                         6       1,710,488        6.24        286,028   5.125     711     747
-----------------------------------------------------------------------------------------------------------
5.126 - 5.250                        21       4,542,761       16.58        216,857   5.250     691     730
-----------------------------------------------------------------------------------------------------------
5.251 - 5.375                        36       6,682,779       24.38        185,988   5.375     630     729
-----------------------------------------------------------------------------------------------------------
5.376 - 5.500                        64      11,483,374       41.90        179,939   5.500     632     738
-----------------------------------------------------------------------------------------------------------
Total:                              144     $27,406,901      100.00%      $190,810   5.340%    630     735
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Gross Coupon                     Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
4.251 - 4.375                     720     47.75%     47.75%     47.75%       179        1
------------------------------------------------------------------------------------------
4.626 - 4.750                     748     46.97      47.37      48.24        179        1
------------------------------------------------------------------------------------------
4.751 - 4.875                     797     37.20      54.05      68.67        180        0
------------------------------------------------------------------------------------------
4.876 - 5.000                     810     34.15      67.09      94.49        179        1
------------------------------------------------------------------------------------------
5.001 - 5.125                     784     29.21      52.29      70.21        179        1
------------------------------------------------------------------------------------------
5.126 - 5.250                     804     20.69      66.54      80.00        179        1
------------------------------------------------------------------------------------------
5.251 - 5.375                     807     29.32      62.32      90.43        179        1
------------------------------------------------------------------------------------------
5.376 - 5.500                     822     18.39      65.23      90.00        179        1
------------------------------------------------------------------------------------------
Total:                            822     18.39%     63.57%     94.49%       179        1
------------------------------------------------------------------------------------------

W.A.: 5.340%
Lowest: 4.375%
Highest: 5.500%

--------------------------------------------------------------------------------

3. Credit Score

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Credit Score                       Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
800 - 824                            11     $ 1,592,591        5.81%      $145,018   5.374%    802     809
-----------------------------------------------------------------------------------------------------------
775 - 799                            28       4,942,065       18.03        177,067   5.323     776     786
-----------------------------------------------------------------------------------------------------------
750 - 774                            21       3,018,631       11.01        144,098   5.338     750     762
-----------------------------------------------------------------------------------------------------------
725 - 749                            23       5,735,228       20.93        250,130   5.330     725     738
-----------------------------------------------------------------------------------------------------------
700 - 724                            29       6,825,910       24.91        235,964   5.377     700     714
-----------------------------------------------------------------------------------------------------------
675 - 699                            17       2,558,137        9.33        150,621   5.330     681     692
-----------------------------------------------------------------------------------------------------------
650 - 674                            10       2,211,834        8.07        221,775   5.280     652     659
-----------------------------------------------------------------------------------------------------------
625 - 649                             4         440,817        1.61        110,323   5.447     630     635
-----------------------------------------------------------------------------------------------------------
N/A                                   1          81,687        0.30         82,000   4.750       0       0
-----------------------------------------------------------------------------------------------------------
Total:                              144     $27,406,901      100.00%      $190,810   5.340%    630     735
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Credit Score                     Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
800 - 824                         822     18.39%     47.83%     85.00%       180        0
------------------------------------------------------------------------------------------
775 - 799                         799     29.32      65.87      80.00        179        1
------------------------------------------------------------------------------------------
750 - 774                         774     20.69      61.21      94.49        179        1
------------------------------------------------------------------------------------------
725 - 749                         749     24.09      59.30      89.99        179        1
------------------------------------------------------------------------------------------
700 - 724                         724     34.27      66.82      85.75        179        1
------------------------------------------------------------------------------------------
675 - 699                         697     29.94      73.16      83.91        180        0
------------------------------------------------------------------------------------------
650 - 674                         672     41.84      63.54      90.43        179        0
------------------------------------------------------------------------------------------
625 - 649                         649     62.31      63.36      67.78        180        0
------------------------------------------------------------------------------------------
N/A                                 0     48.24      48.24      48.24        179        1
------------------------------------------------------------------------------------------
Total:                            822     18.39%     63.57%     94.49%       179        1
------------------------------------------------------------------------------------------

W.A.: 735
Lowest: 630
Highest: 822

--------------------------------------------------------------------------------

4. Index

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross   FICO     FICO
Index                              Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
FIX                                 144     $27,406,901      100.00%      $190,810   5.340%    630     735
-----------------------------------------------------------------------------------------------------------
Total:                              144     $27,406,901      100.00%      $190,810   5.340%    630     735
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Index                            Score     LTV        LTV        LTV       Maturity    Age
------------------------------------------------------------------------------------------
FIX                               822     18.39%     63.57%     94.49%       179        1
------------------------------------------------------------------------------------------
Total:                            822     18.39%     63.57%     94.49%       179        1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate      Percent       Average
                                    of        Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Loan Purpose                       Loans      Balance       Balance       Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
Refinance-Cashout                    65     $12,536,419       45.74%      $193,445   5.324%   630      737
-----------------------------------------------------------------------------------------------------------
Refinance-Rate/Term                  47       9,738,087       35.53        207,730   5.336    639      735
-----------------------------------------------------------------------------------------------------------
Purchase                             32       5,132,395       18.73        160,607   5.387    632      731
-----------------------------------------------------------------------------------------------------------
Total:                              144     $27,406,901      100.00%      $190,810   5.340%   630      735
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Loan Purpose                     Score     LTV        LTV        LTV       Maturity   Age
------------------------------------------------------------------------------------------
Refinance-Cashout                 822     20.69%     62.64%     83.58%       179       1
------------------------------------------------------------------------------------------
Refinance-Rate/Term               807     23.74      61.11      94.49        179       1
------------------------------------------------------------------------------------------
Purchase                          805     18.39      70.49      89.99        180       0
------------------------------------------------------------------------------------------
Total:                            822     18.39%     63.57%     94.49%       179       1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal   Gross     FICO    FICO
Property Type                      Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
SFR                                 105     $18,538,711       67.64%      $177,066   5.335%    630     734
-----------------------------------------------------------------------------------------------------------
PUD Detach                           10       4,268,046       15.57        427,645   5.349     697     739
-----------------------------------------------------------------------------------------------------------
PUD Attach                            6       1,519,598        5.54        253,294   5.308     652     688
-----------------------------------------------------------------------------------------------------------
4-Family                              6       1,322,316        4.82        220,900   5.374     724     757
-----------------------------------------------------------------------------------------------------------
2-Family                             10       1,060,500        3.87        106,429   5.437     683     760
-----------------------------------------------------------------------------------------------------------
Condo                                 5         428,079        1.56         85,710   5.399     658     752
-----------------------------------------------------------------------------------------------------------
3-Family                              2         269,650        0.98        135,130   5.106     797     798
-----------------------------------------------------------------------------------------------------------
Total:                              144     $27,406,901      100.00%      $190,810   5.340%    630     735
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Property Type                    Score     LTV        LTV        LTV       Maturity    Age
------------------------------------------------------------------------------------------
SFR                               822     18.39%     63.71%     94.49%        179       1
------------------------------------------------------------------------------------------
PUD Detach                        783     39.34      67.73      80.00         179       1
------------------------------------------------------------------------------------------
PUD Attach                        784     23.74      61.98      71.07         180       0
------------------------------------------------------------------------------------------
4-Family                          803     31.32      48.74      70.00         179       1
------------------------------------------------------------------------------------------
2-Family                          805     29.94      64.11      80.00         179       1
------------------------------------------------------------------------------------------
Condo                             803     41.84      68.17      79.18         177       0
------------------------------------------------------------------------------------------
3-Family                          799     37.20      60.45      75.00         179       1
------------------------------------------------------------------------------------------
Total:                            822     18.39%     63.57%     94.49%        179       1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal   Gross     FICO    FICO
Occupancy Status                  Loans       Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
Primary                             47      $14,148,754       51.62%      $301,810   5.386%    656     739
-----------------------------------------------------------------------------------------------------------
Investor                            95       11,492,094       41.93        121,292   5.295     630     737
-----------------------------------------------------------------------------------------------------------
Secondary                            2        1,766,053        6.44        884,450   5.267     652     693
-----------------------------------------------------------------------------------------------------------
Total:                             144      $27,406,901      100.00%      $190,810   5.340%    630     735
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
                                 Score     LTV        LTV        LTV       Maturity    Age
------------------------------------------------------------------------------------------
Primary                           807    24.09%      66.70%     94.49%       179        1
------------------------------------------------------------------------------------------
Investor                          822    18.39       60.43      90.00        179        1
------------------------------------------------------------------------------------------
Secondary                         746    50.59       58.95      65.35        180        0
------------------------------------------------------------------------------------------
Total:                            822    18.39%      63.57%     94.49%       179        1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal   Gross     FICO    FICO
Geographic Distribution            Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
California                           34     $ 8,892,482       32.45%      $262,350   5.319%    668     743
-----------------------------------------------------------------------------------------------------------
Florida                              13       3,044,658       11.11        234,703   5.479     658     719
-----------------------------------------------------------------------------------------------------------
Texas                                17       2,085,647        7.61        122,915   5.340     639     720
-----------------------------------------------------------------------------------------------------------
North Carolina                        7       2,073,660        7.57        297,143   5.275     630     743
-----------------------------------------------------------------------------------------------------------
Arizona                               6       1,431,995        5.22        239,552   5.141     656     753
-----------------------------------------------------------------------------------------------------------
South Carolina                        5       1,298,265        4.74        261,161   5.311     649     734
-----------------------------------------------------------------------------------------------------------
Utah                                  1         999,900        3.65        999,900   5.375     652     652
-----------------------------------------------------------------------------------------------------------
Missouri                              8         938,218        3.42        117,336   5.346     695     711
-----------------------------------------------------------------------------------------------------------
Connecticut                           3         901,707        3.29        300,942   5.212     691     717
-----------------------------------------------------------------------------------------------------------
Maryland                              7         806,663        2.94        115,346   5.426     661     757
-----------------------------------------------------------------------------------------------------------
Pennsylvania                          6         713,554        2.60        119,192   5.458     694     744
-----------------------------------------------------------------------------------------------------------
New York                              3         679,992        2.48        227,333   5.383     745     788
-----------------------------------------------------------------------------------------------------------
Oregon                                4         509,499        1.86        127,740   5.373     776     782
-----------------------------------------------------------------------------------------------------------
Georgia                               5         486,335        1.77         97,366   5.345     714     744
-----------------------------------------------------------------------------------------------------------
Washington                            3         376,612        1.37        125,759   5.415     689     716
-----------------------------------------------------------------------------------------------------------
Tennessee                             4         330,673        1.21         83,035   5.366     729     771
-----------------------------------------------------------------------------------------------------------
Virginia                              4         313,636        1.14         78,696   5.299     701     758
-----------------------------------------------------------------------------------------------------------
Illinois                              1         265,000        0.97        265,000   5.375     749     749
-----------------------------------------------------------------------------------------------------------
New Jersey                            1         200,000        0.73        200,000   5.500     632     632
-----------------------------------------------------------------------------------------------------------
Vermont                               1         194,000        0.71        194,000   5.375     794     794
-----------------------------------------------------------------------------------------------------------
Other                                11         864,407        3.15         78,728   5.360     663     741
-----------------------------------------------------------------------------------------------------------
Total:                              144     $27,406,901      100.00%      $190,810   5.340%    630     735
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                            W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Geographic Distribution          Score     LTV        LTV        LTV       Maturity    Age
------------------------------------------------------------------------------------------
California                        810     18.39%     56.23%     80.00%        179       1
------------------------------------------------------------------------------------------
Florida                           785     20.69      62.30      80.00         179       1
------------------------------------------------------------------------------------------
Texas                             807     45.97      74.36      89.99         180       0
------------------------------------------------------------------------------------------
North Carolina                    789     50.59      61.57      80.00         179       1
------------------------------------------------------------------------------------------
Arizona                           790     48.24      71.77      81.25         179       1
------------------------------------------------------------------------------------------
South Carolina                    807     47.60      67.33      71.95         179       1
------------------------------------------------------------------------------------------
Utah                              652     65.35      65.35      65.35         180       0
------------------------------------------------------------------------------------------
Missouri                          754     52.72      79.83      85.75         180       0
------------------------------------------------------------------------------------------
Connecticut                       799     54.68      71.94      75.00         180       0
------------------------------------------------------------------------------------------
Maryland                          815     36.11      65.37      90.43         180       0
------------------------------------------------------------------------------------------
Pennsylvania                      822     61.17      76.63      80.00         179       1
------------------------------------------------------------------------------------------
New York                          805     29.21      38.23      43.91         179       1
------------------------------------------------------------------------------------------
Oregon                            797     37.20      70.55      80.00         179       1
------------------------------------------------------------------------------------------
Georgia                           779     70.00      75.66      80.00         180       0
------------------------------------------------------------------------------------------
Washington                        777     60.33      65.65      68.18         180       0
------------------------------------------------------------------------------------------
Tennessee                         796     72.00      79.96      94.49         179       1
------------------------------------------------------------------------------------------
Virginia                          803     31.32      48.97      71.96         179       1
------------------------------------------------------------------------------------------
Illinois                          749     34.64      34.64      34.64         180       0
------------------------------------------------------------------------------------------
New Jersey                        632     62.31      62.31      62.31         180       0
------------------------------------------------------------------------------------------
Vermont                           794     79.18      79.18      79.18         180       0
------------------------------------------------------------------------------------------
Other                             802     61.98      75.00      90.00         179       1
------------------------------------------------------------------------------------------
Total:                            822     18.39%     63.57%     94.49%        179       1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------------------
                                  Number     Aggregate      Percent       Average
                                    of        Current       of Loans      Original     W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal    Principal    Gross    FICO    FICO
County Distribution                Loans      Balance        Balance       Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------------------
Orange, CA                            4     $ 1,936,270        7.06%     $  485,733   5.500%    723     730
------------------------------------------------------------------------------------------------------------
Maricopa, AZ                          5       1,350,308        4.93         271,062   5.164     656     753
------------------------------------------------------------------------------------------------------------
Brunswick, NC                         2       1,124,471        4.10         564,325   5.125     711     735
------------------------------------------------------------------------------------------------------------
Harris, TX                            5       1,025,256        3.74         205,205   5.272     693     709
------------------------------------------------------------------------------------------------------------
Los Angeles, CA                       4       1,002,273        3.66         251,055   5.163     668     739
------------------------------------------------------------------------------------------------------------
Manatee, FL                           1       1,000,000        3.65       1,000,000   5.500     714     714
------------------------------------------------------------------------------------------------------------
Summit, UT                            1         999,900        3.65         999,900   5.375     652     652
------------------------------------------------------------------------------------------------------------
Monroe, FL                            1         996,412        3.64       1,000,000   5.500     722     722
------------------------------------------------------------------------------------------------------------
Ventura, CA                           2         946,573        3.45         475,000   5.436     732     757
------------------------------------------------------------------------------------------------------------
Spartanburg, SC                       1         881,758        3.22         885,000   5.250     738     738
------------------------------------------------------------------------------------------------------------
Other                               118      16,143,679       58.90         137,158   5.343     630     742
------------------------------------------------------------------------------------------------------------
Total:                              144     $27,406,901      100.00%     $  190,810   5.340%    630     735
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                            W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
County Distribution              Score      LTV        LTV       LTV       Maturity    Age
------------------------------------------------------------------------------------------
Orange, CA                        803     18.39%     63.35%     74.72%       179        1
------------------------------------------------------------------------------------------
Maricopa, AZ                      790     54.94      73.19      81.25        179        1
------------------------------------------------------------------------------------------
Brunswick, NC                     746     50.59      53.10      58.48        179        1
------------------------------------------------------------------------------------------
Harris, TX                        786     57.02      75.05      83.91        180        0
------------------------------------------------------------------------------------------
Los Angeles, CA                   784     47.96      50.36      55.23        180        0
------------------------------------------------------------------------------------------
Manatee, FL                       714     80.00      80.00      80.00        180        0
------------------------------------------------------------------------------------------
Summit, UT                        652     65.35      65.35      65.35        180        0
------------------------------------------------------------------------------------------
Monroe, FL                        722     54.05      54.05      54.05        179        1
------------------------------------------------------------------------------------------
Ventura, CA                       783     47.34      52.97      58.97        179        1
------------------------------------------------------------------------------------------
Spartanburg, SC                   738     71.95      71.95      71.95        179        1
------------------------------------------------------------------------------------------
Other                             822     20.69      63.23      94.49        179        1
------------------------------------------------------------------------------------------
Total:                            822     18.39%     63.57%     94.49%       179        1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate      Percent      Average
                                    of        Current       of Loans     Original     W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Original LTV                       Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
15.01 - 20.00                         1     $    99,641        0.36%      $100,000   5.500%    803     803
-----------------------------------------------------------------------------------------------------------
20.01 - 25.00                         4         495,479        1.81        124,088   5.470     731     748
-----------------------------------------------------------------------------------------------------------
25.01 - 30.00                         4         516,416        1.88        129,472   5.277     693     774
-----------------------------------------------------------------------------------------------------------
30.01 - 35.00                         5         720,042        2.63        144,162   5.293     703     772
-----------------------------------------------------------------------------------------------------------
35.01 - 40.00                         6         624,395        2.28        104,327   5.301     720     780
-----------------------------------------------------------------------------------------------------------
40.01 - 45.00                         6         833,699        3.04        139,417   5.441     658     751
-----------------------------------------------------------------------------------------------------------
45.01 - 50.00                        10       2,162,273        7.89        216,868   5.105     668     740
-----------------------------------------------------------------------------------------------------------
50.01 - 55.00                         8       2,793,186       10.19        350,395   5.332     672     736
-----------------------------------------------------------------------------------------------------------
55.01 - 60.00                         7       1,399,504        5.11        200,521   5.257     711     764
-----------------------------------------------------------------------------------------------------------
60.01 - 65.00                        13       2,446,204        8.93        188,960   5.449     630     712
-----------------------------------------------------------------------------------------------------------
65.01 - 70.00                        19       4,208,809       15.36        222,025   5.340     639     708
-----------------------------------------------------------------------------------------------------------
70.01 - 75.00                        15       4,730,444       17.26        316,050   5.344     691     735
-----------------------------------------------------------------------------------------------------------
75.01 - 80.00                        36       5,327,586       19.44        148,241   5.390     672     743
-----------------------------------------------------------------------------------------------------------
80.01 - 85.00                         4         391,066        1.43         97,885   5.312     656     704
-----------------------------------------------------------------------------------------------------------
85.01 - 90.00                         4         550,634        2.01        138,004   5.422     701     714
-----------------------------------------------------------------------------------------------------------
90.01 - 95.00                         2         107,522        0.39         53,869   5.175     661     718
-----------------------------------------------------------------------------------------------------------
Total:                              144     $27,406,901      100.00%      $190,810   5.340%    630     735
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                            W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Original LTV                     Score      LTV        LTV       LTV       Maturity    Age
------------------------------------------------------------------------------------------
15.01 - 20.00                     803     18.39%     18.39%     18.39%       179        1
------------------------------------------------------------------------------------------
20.01 - 25.00                     762     20.69      23.65      24.25        180        0
------------------------------------------------------------------------------------------
25.01 - 30.00                     804     28.67      29.09      29.94        179        1
------------------------------------------------------------------------------------------
30.01 - 35.00                     810     31.32      33.66      34.64        180        0
------------------------------------------------------------------------------------------
35.01 - 40.00                     805     35.43      36.80      39.34        179        1
------------------------------------------------------------------------------------------
40.01 - 45.00                     791     40.30      43.13      43.96        178        1
------------------------------------------------------------------------------------------
45.01 - 50.00                     807     45.97      47.96      50.00        179        1
------------------------------------------------------------------------------------------
50.01 - 55.00                     774     50.59      52.52      54.94        179        1
------------------------------------------------------------------------------------------
55.01 - 60.00                     803     55.23      57.53      58.97        179        1
------------------------------------------------------------------------------------------
60.01 - 65.00                     777     60.33      61.95      64.77        179        1
------------------------------------------------------------------------------------------
65.01 - 70.00                     822     65.35      67.87      70.00        179        1
------------------------------------------------------------------------------------------
70.01 - 75.00                     815     70.21      73.42      75.00        179        1
------------------------------------------------------------------------------------------
75.01 - 80.00                     794     77.14      79.75      80.00        180        0
------------------------------------------------------------------------------------------
80.01 - 85.00                     807     81.25      83.10      85.00        180        0
------------------------------------------------------------------------------------------
85.01 - 90.00                     760     85.52      86.65      90.00        179        1
------------------------------------------------------------------------------------------
90.01 - 95.00                     768     90.43      92.60      94.49        179        1
------------------------------------------------------------------------------------------
Total:                            822     18.39%     63.57%     94.49%       179        1
------------------------------------------------------------------------------------------

W.A.: 63.57%
Lowest: 18.39%
Highest: 94.49%

--------------------------------------------------------------------------------

11. Original Term

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate      Percent      Average
                                    of        Current       of Loans     Original     W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Original Term                      Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
156                                   1     $    53,312        0.19%      $ 53,550   5.375%    658     658
-----------------------------------------------------------------------------------------------------------
180                                 143      27,353,588       99.81        191,770   5.340     630     735
-----------------------------------------------------------------------------------------------------------
Total:                              144     $27,406,901      100.00%      $190,810   5.340%    630     735
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Original Term                    Score      LTV        LTV       LTV       Maturity    Age
------------------------------------------------------------------------------------------
156                               658     41.84%     41.84%     41.84%       155        1
------------------------------------------------------------------------------------------
180                               822     18.39      63.61      94.49        179        1
------------------------------------------------------------------------------------------
Total:                            822     18.39%     63.57%     94.49%       179        1
------------------------------------------------------------------------------------------

W.A.: 180.0 months
Lowest: 156 months
Highest: 180 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an
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that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such
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material may, from time to time, have long or short positions in, and/or buy and
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(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2005-02 Group 4
                               15YR Fixed 5.50 PT

                                   260 records
                               Balance: 29,603,242
                               Feb 22, 2005 16:11
--------------------------------------------------------------------------------

Selection Criteria: GROUP eq 4
Table of Contents

 1. Original Balance
 2. Gross Coupon
 3. Credit Score
 4. Index
 5. Loan Purpose
 6. Property Type
 7. Occupancy Status
 8. Geographic Distribution
 9. County Distribution
10. Original LTV
11. Original Term

--------------------------------------------------------------------------------

1. Original Balance

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original    W.A.    Min.     W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross   FICO     FICO
Original Balance                   Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
<= 50,000                            53     $ 2,049,028        6.92%      $ 38,747    5.899%   611     729
-----------------------------------------------------------------------------------------------------------
50,001 - 150,000                    156      14,187,441       47.93         91,142    5.801    617     737
-----------------------------------------------------------------------------------------------------------
150,001 - 250,000                    33       6,420,666       21.69        194,875    5.780    653     741
-----------------------------------------------------------------------------------------------------------
250,001 - 350,000                    10       2,969,881       10.03        297,399    5.761    660     738
-----------------------------------------------------------------------------------------------------------
350,001 - 450,000                     6       2,421,514        8.18        405,275    5.812    704     746
-----------------------------------------------------------------------------------------------------------
650,001 - 750,000                     1         695,275        2.35        700,000    6.250    805     805
-----------------------------------------------------------------------------------------------------------
850,001 - 950,000                     1         859,438        2.90        862,500    5.625    772     772
-----------------------------------------------------------------------------------------------------------
Total:                              260     $29,603,242      100.00%      $114,119    5.805%   611     741
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Original Balance                 Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
 <= 50,000                        820     11.50%     67.63%      90.00%      179        1
------------------------------------------------------------------------------------------
50,001 - 150,000                  827     14.08      58.10       90.00       180        0
------------------------------------------------------------------------------------------
150,001 - 250,000                 800     23.53      55.76       80.00       180        0
------------------------------------------------------------------------------------------
250,001 - 350,000                 790     28.04      54.65       80.00       180        0
------------------------------------------------------------------------------------------
350,001 - 450,000                 793     38.39      62.19       75.00       179        1
------------------------------------------------------------------------------------------
650,001 - 750,000                 805     67.43      67.43       67.43       178        2
------------------------------------------------------------------------------------------
850,001 - 950,000                 772     75.00      75.00       75.00       179        1
------------------------------------------------------------------------------------------
Total:                            827     11.50%     58.95%      90.00%      179        1
------------------------------------------------------------------------------------------

Average: $114,118.68
Lowest: $20,400.00
Highest: $862,500.00

--------------------------------------------------------------------------------

2. Gross Coupon

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original    W.A.    Min.     W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross   FICO     FICO
Gross Coupon                       Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
5.501 - 5.625                       45      $ 7,432,452       25.11%      $165,610    5.625%   642     742
-----------------------------------------------------------------------------------------------------------
5.626 - 5.750                       84        9,750,691       32.94        116,271    5.750    617     740
-----------------------------------------------------------------------------------------------------------
5.751 - 5.875                       95        8,702,316       29.40         91,800    5.875    611     734
-----------------------------------------------------------------------------------------------------------
5.876 - 6.000                       21        1,130,766        3.82         53,912    6.000    646     735
-----------------------------------------------------------------------------------------------------------
6.001 - 6.125                        9          970,260        3.28        108,022    6.125    657     735
-----------------------------------------------------------------------------------------------------------
6.126 - 6.250                        4        1,541,020        5.21        387,600    6.250    718     789
-----------------------------------------------------------------------------------------------------------
6.251 - 6.375                        1           25,900        0.09         25,900    6.375    688     688
-----------------------------------------------------------------------------------------------------------
6.501 - 6.625                        1           49,837        0.17         50,000    6.625    712     712
-----------------------------------------------------------------------------------------------------------
Total:                             260      $29,603,242      100.00%      $114,119    5.805%   611     741
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Gross Coupon                     Score      LTV        LTV        LTV     Maturity     Age
------------------------------------------------------------------------------------------
5.501 - 5.625                     813      16.50%     57.25%     90.00%      179        1
------------------------------------------------------------------------------------------
5.626 - 5.750                     820      11.50      55.73      90.00       180        0
------------------------------------------------------------------------------------------
5.751 - 5.875                     827      15.13      59.58      90.00       179        1
------------------------------------------------------------------------------------------
5.876 - 6.000                     807      25.35      70.43      90.00       180        0
------------------------------------------------------------------------------------------
6.001 - 6.125                     759      44.37      63.65      79.02       179        1
------------------------------------------------------------------------------------------
6.126 - 6.250                     805      67.43      72.98      80.00       178        2
------------------------------------------------------------------------------------------
6.251 - 6.375                     688      70.00      70.00      70.00       180        0
------------------------------------------------------------------------------------------
6.501 - 6.625                     712      38.49      38.49      38.49       179        1
------------------------------------------------------------------------------------------
Total:                            827      11.50%     58.95%     90.00%      179        1
------------------------------------------------------------------------------------------

W.A.: 5.805%
Lowest: 5.625%
Highest: 6.625%

--------------------------------------------------------------------------------

3. Credit Score

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original    W.A.    Min.     W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross   FICO     FICO
Credit Score                       Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
825 - 849                            1      $    54,741        0.18%      $ 54,932    5.875%   827     827
-----------------------------------------------------------------------------------------------------------
800 - 824                           16        1,992,186        6.73        124,882    5.921    800     806
-----------------------------------------------------------------------------------------------------------
775 - 799                           44        5,442,877       18.39        124,041    5.845    775     786
-----------------------------------------------------------------------------------------------------------
750 - 774                           47        5,794,796       19.57        123,519    5.739    750     763
-----------------------------------------------------------------------------------------------------------
725 - 749                           44        5,414,529       18.29        123,377    5.790    725     739
-----------------------------------------------------------------------------------------------------------
700 - 724                           53        5,908,634       19.96        111,736    5.813    700     713
-----------------------------------------------------------------------------------------------------------
675 - 699                           27        2,417,439        8.17         89,629    5.787    675     686
-----------------------------------------------------------------------------------------------------------
650 - 674                           13        1,351,921        4.57        104,318    5.805    650     659
-----------------------------------------------------------------------------------------------------------
625 - 649                           11          622,603        2.10         56,711    5.787    629     640
-----------------------------------------------------------------------------------------------------------
600 - 624                            3          220,516        0.74         73,700    5.796    611     618
-----------------------------------------------------------------------------------------------------------
N/A                                  1          383,000        1.29        383,000    5.875      0       0
-----------------------------------------------------------------------------------------------------------
Total:                             260      $29,603,242      100.00%      $114,119    5.805%   611     741
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Credit Score                     Score      LTV        LTV        LTV     Maturity     Age
------------------------------------------------------------------------------------------
825 - 849                         827      39.52%     39.52%     39.52%      179        1
------------------------------------------------------------------------------------------
800 - 824                         820      16.79      58.33      90.00       179        1
------------------------------------------------------------------------------------------
775 - 799                         799      14.08      57.37      90.00       179        1
------------------------------------------------------------------------------------------
750 - 774                         774      11.50      54.88      90.00       180        0
------------------------------------------------------------------------------------------
725 - 749                         749      16.50      62.13      90.00       179        1
------------------------------------------------------------------------------------------
700 - 724                         724      21.79      60.11      90.00       179        1
------------------------------------------------------------------------------------------
675 - 699                         698      27.27      56.19      80.00       180        0
------------------------------------------------------------------------------------------
650 - 674                         669      20.29      63.66      90.00       179        1
------------------------------------------------------------------------------------------
625 - 649                         648      25.76      71.05      86.67       179        1
------------------------------------------------------------------------------------------
600 - 624                         622      45.16      53.86      69.15       179        1
------------------------------------------------------------------------------------------
N/A                                 0      69.89      69.89      69.89       180        0
------------------------------------------------------------------------------------------
Total:                            827      11.50%     58.95%     90.00%      179        1
------------------------------------------------------------------------------------------

W.A.: 741
Lowest: 611
Highest: 827

--------------------------------------------------------------------------------

4. Index

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original    W.A.    Min.     W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross   FICO     FICO
Index                              Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
FIX                                 260     $29,603,242      100.00%      $114,119   5.805%    611     741
-----------------------------------------------------------------------------------------------------------
Total:                              260     $29,603,242      100.00%      $114,119   5.805%    611     741
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Index                            Score      LTV        LTV        LTV     Maturity     Age
------------------------------------------------------------------------------------------
FIX                               827     11.50%     58.95%     90.00%       179        1
------------------------------------------------------------------------------------------
Total:                            827     11.50%     58.95%     90.00%       179        1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate      Percent       Average
                                    of        Current       of Loans      Original    W.A.     Min.   W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross    FICO   FICO
Loan Purpose                       Loans      Balance       Balance       Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
Refinance-Cashout                   122     $14,829,585       50.09%      $121,802   5.768%    611     736
-----------------------------------------------------------------------------------------------------------
Refinance-Rate/Term                  67       7,512,384       25.38        112,332   5.805     630     732
-----------------------------------------------------------------------------------------------------------
Purchase                             71       7,261,273       24.53        102,603   5.882     642     761
-----------------------------------------------------------------------------------------------------------
Total:                              260     $29,603,242      100.00%      $114,119   5.805%    611     741
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Loan Purpose                     Score      LTV        LTV       LTV       Maturity    Age
------------------------------------------------------------------------------------------
Refinance-Cashout                 815     16.50%     55.61%     85.00%       179        1
------------------------------------------------------------------------------------------
Refinance-Rate/Term               827     11.50      49.69      86.67        180        0
------------------------------------------------------------------------------------------
Purchase                          813     22.21      75.33      90.00        179        1
------------------------------------------------------------------------------------------
Total:                            827     11.50%     58.95%     90.00%       179        1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal   Gross     FICO    FICO
Property Type                      Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
SFR                                 174     $18,774,365       63.42%      $108,142   5.802%    617     739
-----------------------------------------------------------------------------------------------------------
2-Family                             34       3,612,422       12.20        106,440   5.772     611     748
-----------------------------------------------------------------------------------------------------------
Condo                                21       2,213,679        7.48        105,831   5.855     642     755
-----------------------------------------------------------------------------------------------------------
PUD Detach                            9       1,666,675        5.63        185,433   5.729     655     735
-----------------------------------------------------------------------------------------------------------
3-Family                              9       1,342,132        4.53        149,334   5.741     654     717
-----------------------------------------------------------------------------------------------------------
4-Family                              6       1,089,864        3.68        181,793   5.802     700     742
-----------------------------------------------------------------------------------------------------------
Condotel                              1         395,940        1.34        400,000   6.250     793     793
-----------------------------------------------------------------------------------------------------------
Townhouse                             4         375,985        1.27         94,180   6.079     657     731
-----------------------------------------------------------------------------------------------------------
PUD Attach                            2         132,180        0.45         66,200   5.870     748     773
-----------------------------------------------------------------------------------------------------------
Total:                              260     $29,603,242      100.00%      $114,119   5.805%    611     741
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                 Max.      Min.       W.A.       Max.     Remaining   W.A.
                                 FICO    Original   Original   Original    Term to    Loan
Property Type                    Score     LTV         LTV        LTV     Maturity     Age
------------------------------------------------------------------------------------------
SFR                               827     11.50%     59.72%     90.00%       179        1
------------------------------------------------------------------------------------------
2-Family                          815     15.13      52.78      90.00        180        0
------------------------------------------------------------------------------------------
Condo                             794     16.38      60.90      90.00        179        1
------------------------------------------------------------------------------------------
PUD Detach                        772     20.29      58.79      80.00        180        0
------------------------------------------------------------------------------------------
3-Family                          788     29.10      57.26      75.00        180        0
------------------------------------------------------------------------------------------
4-Family                          781     35.00      51.41      69.94        180        0
------------------------------------------------------------------------------------------
Condotel                          793     74.77      74.77      74.77        177        3
------------------------------------------------------------------------------------------
Townhouse                         786     67.39      75.31      80.00        179        1
------------------------------------------------------------------------------------------
PUD Attach                        796     54.80      71.76      90.00        180        0
------------------------------------------------------------------------------------------
Total:                            827     11.50%     58.95%     90.00%       179        1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal   Gross     FICO    FICO
Occupancy Status                   Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
Investor                            226     $21,967,578       74.21%      $ 97,390   5.798%    611     739
-----------------------------------------------------------------------------------------------------------
Primary                              28       5,444,098       18.39        195,025   5.831     617     741
-----------------------------------------------------------------------------------------------------------
Secondary                             6       2,191,566        7.40        366,667   5.813     712     763
-----------------------------------------------------------------------------------------------------------
Total:                              260     $29,603,242      100.00%      $114,119   5.805%    611     741
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Occupancy Status                 Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
Investor                          827     11.50%     57.38%     90.00%       180        0
------------------------------------------------------------------------------------------
Primary                           805     28.57      60.35      90.00        179        1
------------------------------------------------------------------------------------------
Secondary                         793     60.00      71.15      75.00        179        1
------------------------------------------------------------------------------------------
Total:                            827     11.50%     58.95%     90.00%       179        1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

--------------------------------------------------------------------------------------------------------
                                                           Percent
                                  Number     Aggregate     of Loans    Average
                                    of        Current         by       Original    W.A.     Min.    W.A.
Geographic                       Mortgage    Principal    Principal   Principal   Gross     FICO    FICO
Distribution                       Loans      Balance      Balance     Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------------------
California                           58     $ 9,728,392     32.86%     $168,095   5.758%    617     734
--------------------------------------------------------------------------------------------------------
Florida                              33       4,116,041     13.90       125,243   5.909     659     765
--------------------------------------------------------------------------------------------------------
Texas                                24       2,040,994      6.89        85,257   5.795     642     724
--------------------------------------------------------------------------------------------------------
Colorado                              3       1,197,438      4.04       400,167   5.681     742     768
--------------------------------------------------------------------------------------------------------
North Carolina                       16       1,041,168      3.52        65,171   5.795     667     739
--------------------------------------------------------------------------------------------------------
New Jersey                            9         989,706      3.34       110,067   5.853     669     758
--------------------------------------------------------------------------------------------------------
Arizona                               9         861,509      2.91        95,941   5.825     668     730
--------------------------------------------------------------------------------------------------------
Missouri                              8         792,364      2.68        99,467   5.839     653     710
--------------------------------------------------------------------------------------------------------
New York                              6         748,621      2.53       124,883   5.988     611     748
--------------------------------------------------------------------------------------------------------
Illinois                              5         715,987      2.42       143,300   5.803     629     688
--------------------------------------------------------------------------------------------------------
Georgia                               8         656,004      2.22        82,229   5.738     717     748
--------------------------------------------------------------------------------------------------------
Virginia                              9         603,953      2.04        67,229   5.736     622     741
--------------------------------------------------------------------------------------------------------
Pennsylvania                          5         542,756      1.83       108,880   5.753     647     748
--------------------------------------------------------------------------------------------------------
Washington                            5         529,756      1.79       106,099   5.786     750     788
--------------------------------------------------------------------------------------------------------
Massachusetts                         2         522,000      1.76       261,000   5.625     764     771
--------------------------------------------------------------------------------------------------------
Maryland                              8         511,960      1.73        64,085   6.020     688     739
--------------------------------------------------------------------------------------------------------
Tennessee                             7         483,765      1.63        69,214   5.800     638     723
--------------------------------------------------------------------------------------------------------
South Carolina                        5         396,903      1.34        79,520   5.729     713     730
--------------------------------------------------------------------------------------------------------
Oklahoma                              4         387,034      1.31        96,800   6.079     746     749
--------------------------------------------------------------------------------------------------------
Connecticut                           3         358,269      1.21       119,494   5.918     683     738
--------------------------------------------------------------------------------------------------------
Other                                33       2,378,620      8.03        72,215   5.797     635     737
--------------------------------------------------------------------------------------------------------
Total:                              260     $29,603,242    100.00%     $114,119   5.805%    611     741
--------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
Geographic                        FICO   Original   Original   Original    Term to    Loan
Distribution                     Score      LTV        LTV        LTV     Maturity     Age
------------------------------------------------------------------------------------------
California                        827     14.08%     44.80%     75.00%       179        1
------------------------------------------------------------------------------------------
Florida                           813     11.50      68.36      90.00        179        1
------------------------------------------------------------------------------------------
Texas                             802     35.13      68.28      90.00        180        0
------------------------------------------------------------------------------------------
Colorado                          772     69.93      74.73      80.00        179        1
------------------------------------------------------------------------------------------
North Carolina                    809     45.21      66.72      90.00        180        0
------------------------------------------------------------------------------------------
New Jersey                        795     24.55      45.14      73.46        180        0
------------------------------------------------------------------------------------------
Arizona                           796     28.98      55.26      75.00        179        1
------------------------------------------------------------------------------------------
Missouri                          781     56.85      70.18      87.44        179        1
------------------------------------------------------------------------------------------
New York                          790     34.98      65.20      80.00        180        0
------------------------------------------------------------------------------------------
Illinois                          711     40.05      55.91      80.00        180        0
------------------------------------------------------------------------------------------
Georgia                           813     28.61      76.25      90.00        179        1
------------------------------------------------------------------------------------------
Virginia                          820     30.10      55.24      90.00        179        1
------------------------------------------------------------------------------------------
Pennsylvania                      786     70.00      78.14      80.00        180        0
------------------------------------------------------------------------------------------
Washington                        815     21.09      57.59      80.00        180        0
------------------------------------------------------------------------------------------
Massachusetts                     777     48.51      62.51      74.89        180        0
------------------------------------------------------------------------------------------
Maryland                          807     52.65      73.56      90.00        180        0
------------------------------------------------------------------------------------------
Tennessee                         769     25.76      64.77      80.00        180        0
------------------------------------------------------------------------------------------
South Carolina                    789     62.50      75.87      90.00        180        0
------------------------------------------------------------------------------------------
Oklahoma                          749     74.67      77.49      80.00        180        0
------------------------------------------------------------------------------------------
Connecticut                       780     64.92      67.68      69.89        180        0
------------------------------------------------------------------------------------------
Other                             802     20.29      63.28      90.00        180        0
------------------------------------------------------------------------------------------
Total:                            827     11.50%     58.95%     90.00%       179        1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original     W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross     FICO    FICO
County Distribution                Loans      Balance        Balance      Balance     Coupon   Score   Score
------------------------------------------------------------------------------------------------------------
Los Angeles, CA                      17     $ 3,750,443       12.67%      $221,159    5.735%    617     726
------------------------------------------------------------------------------------------------------------
Orange, CA                            5       1,036,315        3.50        207,868    5.750     684     757
------------------------------------------------------------------------------------------------------------
Riverside, CA                         4         893,218        3.02        223,460    5.726     697     747
------------------------------------------------------------------------------------------------------------
Gunnison, CO                          1         859,438        2.90        862,500    5.625     772     772
------------------------------------------------------------------------------------------------------------
Dade, FL                              5         823,760        2.78        165,690    5.974     724     767
------------------------------------------------------------------------------------------------------------
Lee, FL                               2         745,704        2.52        377,500    6.208     794     804
------------------------------------------------------------------------------------------------------------
Maricopa, AZ                          6         629,788        2.13        105,292    5.836     720     736
------------------------------------------------------------------------------------------------------------
San Diego, CA                         4         581,489        1.96        145,653    5.806     685     725
------------------------------------------------------------------------------------------------------------
Cook, IL                              3         569,900        1.93        189,967    5.806     700     703
------------------------------------------------------------------------------------------------------------
Sacramento, CA                        4         438,979        1.48        109,853    5.763     686     735
------------------------------------------------------------------------------------------------------------
Other                               209      19,274,208       65.11         92,384    5.811     611     739
------------------------------------------------------------------------------------------------------------
Total:                              260     $29,603,242      100.00%      $114,119    5.805%    611     741
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
County Distribution              Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
Los Angeles, CA                   789     14.08%     48.44%     75.00%       179        1
------------------------------------------------------------------------------------------
Orange, CA                        797     15.13      37.32      53.67        179        1
------------------------------------------------------------------------------------------
Riverside, CA                     780     43.67      56.63      70.04        180        0
------------------------------------------------------------------------------------------
Gunnison, CO                      772     75.00      75.00      75.00        179        1
------------------------------------------------------------------------------------------
Dade, FL                          793     28.57      64.66      74.77        178        2
------------------------------------------------------------------------------------------
Lee, FL                           805     34.59      65.21      67.43        178        2
------------------------------------------------------------------------------------------
Maricopa, AZ                      796     28.98      63.52      75.00        179        1
------------------------------------------------------------------------------------------
San Diego, CA                     753     27.27      43.29      60.00        179        1
------------------------------------------------------------------------------------------
Cook, IL                          711     40.05      50.59      74.42        180        0
------------------------------------------------------------------------------------------
Sacramento, CA                    789     24.92      45.32      60.00        180        0
------------------------------------------------------------------------------------------
Other                             827     11.50      61.94      90.00        180        0
------------------------------------------------------------------------------------------
Total:                            827     11.50%     58.95%     90.00%       179        1
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original     W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross     FICO    FICO
Original LTV                       Loans      Balance        Balance      Balance     Coupon   Score   Score
------------------------------------------------------------------------------------------------------------
10.01 - 15.00                         2     $   169,552        0.57%      $ 85,075    5.750%    773     780
------------------------------------------------------------------------------------------------------------
15.01 - 20.00                         6         627,471        2.12        104,731    5.769     731     772
------------------------------------------------------------------------------------------------------------
20.01 - 25.00                        11       1,124,938        3.80        102,385    5.749     655     770
------------------------------------------------------------------------------------------------------------
25.01 - 30.00                        14       1,459,678        4.93        104,342    5.768     638     738
------------------------------------------------------------------------------------------------------------
30.01 - 35.00                        13       1,356,658        4.58        104,862    5.754     668     739
------------------------------------------------------------------------------------------------------------
35.01 - 40.00                        12       1,480,045        5.00        123,658    5.774     680     742
------------------------------------------------------------------------------------------------------------
40.01 - 45.00                         9       1,680,460        5.68        186,928    5.786     700     747
------------------------------------------------------------------------------------------------------------
45.01 - 50.00                        12       1,687,792        5.70        140,690    5.725     617     728
------------------------------------------------------------------------------------------------------------
50.01 - 55.00                        14       1,649,176        5.57        117,982    5.838     701     751
------------------------------------------------------------------------------------------------------------
55.01 - 60.00                        15       1,990,706        6.72        133,049    5.737     648     719
------------------------------------------------------------------------------------------------------------
60.01 - 65.00                        14       1,584,392        5.35        113,294    5.794     654     754
------------------------------------------------------------------------------------------------------------
65.01 - 70.00                        39       4,966,181       16.78        127,775    5.887     611     723
------------------------------------------------------------------------------------------------------------
70.01 - 75.00                        27       4,035,582       13.63        149,971    5.786     669     753
------------------------------------------------------------------------------------------------------------
75.01 - 80.00                        50       4,521,627       15.27         90,536    5.844     630     740
------------------------------------------------------------------------------------------------------------
80.01 - 85.00                         2         123,820        0.42         62,350    5.813     727     743
------------------------------------------------------------------------------------------------------------
85.01 - 90.00                        20       1,145,165        3.87         57,500    5.832     645     741
------------------------------------------------------------------------------------------------------------
Total:                              260     $29,603,242      100.00%      $114,119    5.805%    611     741
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Original LTV                     Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------------------------
10.01 - 15.00                     782     11.50%     13.49%     14.08%       179        1
------------------------------------------------------------------------------------------
15.01 - 20.00                     803     15.13      16.69      17.86        180        0
------------------------------------------------------------------------------------------
20.01 - 25.00                     802     20.29      23.30      24.92        180        0
------------------------------------------------------------------------------------------
25.01 - 30.00                     777     25.35      28.31      29.70        180        0
------------------------------------------------------------------------------------------
30.01 - 35.00                     820     30.10      32.79      35.00        180        0
------------------------------------------------------------------------------------------
35.01 - 40.00                     827     35.13      37.91      39.77        179        1
------------------------------------------------------------------------------------------
40.01 - 45.00                     798     40.05      42.77      44.50        180        0
------------------------------------------------------------------------------------------
45.01 - 50.00                     815     45.16      47.01      50.00        180        0
------------------------------------------------------------------------------------------
50.01 - 55.00                     802     50.60      52.98      55.00        180        0
------------------------------------------------------------------------------------------
55.01 - 60.00                     793     55.59      57.55      60.00        179        1
------------------------------------------------------------------------------------------
60.01 - 65.00                     794     60.61      62.46      64.92        180        0
------------------------------------------------------------------------------------------
65.01 - 70.00                     813     65.23      68.36      70.00        179        1
------------------------------------------------------------------------------------------
70.01 - 75.00                     801     70.04      74.19      75.00        179        1
------------------------------------------------------------------------------------------
75.01 - 80.00                     813     75.33      79.59      80.00        180        0
------------------------------------------------------------------------------------------
80.01 - 85.00                     759     84.67      84.83      85.00        178        2
------------------------------------------------------------------------------------------
85.01 - 90.00                     807     86.67      89.73      90.00        179        1
------------------------------------------------------------------------------------------
Total:                            827     11.50%     58.95%     90.00%       179        1
------------------------------------------------------------------------------------------

W.A.: 58.95%
Lowest: 11.50%
Highest: 90.00%

--------------------------------------------------------------------------------

11. Original Term

-----------------------------------------------------------------------------------------------------------
                                  Number     Aggregate       Percent      Average
                                    of        Current       of Loans      Original    W.A.     Min.    W.A.
                                 Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Original Term                      Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------------
180                                 260     $29,603,242      100.00%      $114,119   5.805%    611     741
-----------------------------------------------------------------------------------------------------------
Total:                              260     $29,603,242      100.00%      $114,119   5.805%    611     741
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             W.A.
                                  Max.     Min.       W.A.       Max.     Remaining   W.A.
                                  FICO   Original   Original   Original    Term to    Loan
Original Term                    Score      LTV        LTV        LTV      Maturity   Age
------------------------------------------------------------------------------------------
180                               827     11.50%     58.95%     90.00%       179        1
------------------------------------------------------------------------------------------
Total:                            827     11.50%     58.95%     90.00%       179        1
------------------------------------------------------------------------------------------

W.A.: 180.0 months
Lowest: 180 months
Highest: 180 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

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